                                                                    EXHIBIT 10.4


                         EMPLOYEE STOCK OWNERSHIP PLAN

                                      OF

                            HOME SAVINGS, INC., SSB








                                 Prepared By:

             Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
                          Greensboro, North Carolina

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
DEFINITIONS AND CONSTRUCTION...................................................2

EMPLOYEE PARTICIPANTS.........................................................12

EMPLOYER CONTRIBUTIONS........................................................13

ALLOCATIONS...................................................................19

TERMINATION OF SERVICE-PARTICIPANT VESTING....................................25

TIME AND METHOD OF PAYMENT OF BENEFITS........................................31

EMPLOYER SECURITIES...........................................................36

EMPLOYER ADMINISTRATIVE PROVISIONS............................................42

ADMINISTRATION COMMITTEE......................................................43

PARTICIPANT ADMINISTRATIVE PROVISIONS.........................................47

FIDUCIARIES' DUTIES...........................................................51

DISCONTINUANCE, AMENDMENT AND TERMINATION.....................................55

THE TRUST.....................................................................58

TOP HEAVY RULES...............................................................59

MISCELLANEOUS.................................................................63

                                NATURE OF PLAN


     HOME SAVINGS, INC., SSB (the "Company"), in order to provide its eligible employees with an opportunity to share in the growth and prosperity of the Company and to accumulate capital for their retirement through the acquisition of a proprietary interest in the Company, establishes the Employee Stock Ownership Plan of Home Savings, Inc., SSB

                                   ARTICLE I

                         DEFINITIONS AND CONSTRUCTION

     1.01   DEFINITIONS.  For the purpose of this Plan, the following
            -----------
definitions shall apply unless the context requires otherwise:

             (a)  "Accounts or Account" shall mean the separate accounts
                   -------------------
     maintained by the Administration Committee or Trustee to record the interest of a Participant under the Plan.

             (b)  "Accrued Benefit" shall mean the amount standing in a
                   ---------------
     Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

             (c)  "Act" shall mean the Employee Retirement Income Security Act
                   ---
     of 1974, as amended from time to time.

             (d)  "Active Participant" shall mean for each Plan Year any
                   ------------------
     Employee who satisfies the eligibility requirements of Article II and who completes at least one thousand (1,000) Hours of Service during such Plan Year.

             (e)  "Administration Committee" shall mean the Plan Administration
                   ------------------------
     Committee as from time to time constituted.

             (f)  "Anniversary Date" shall mean the last day of the Plan Year.
                   ----------------

             (g)  "Beneficiary" shall mean any person or fiduciary designated by
                   -----------
     a Participant who is or may become entitled to a benefit under the Plan following the death of the Participant. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, Administration Committee's or Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

             (h)  "Board of Directors" shall mean the Board of Directors of Home
                   ------------------
     Savings, Inc., SSB unless otherwise indicated or the context otherwise requires.

             (i)  "Break in Service" shall occur in any Plan Year during which a
                   ----------------
     Participant does not complete more than five hundred (500) Hours of Service, determined as of the end of the Plan Year.

             (j)  "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
     amended from time to time.

             (k)  "Company" shall mean Home Savings, Inc., SSB or any successor
                   -------
     thereto which shall adopt this Plan.

             (l)  "Compensation" shall mean, except as specifically provided
                   ------------
     elsewhere in this Plan, the Participant's earned income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan and elective contributions). "Elective contributions" are amounts excludible from the Employee's gross income under Code (S) 402(a)(8) (relating to a Code (S) 401(k) arrangement), Code (S) 402(h) (relating to a simplified employee pension), Code (S) 125 (relating to a cafeteria plan) or Code (S) 403(b) (relating to a tax-sheltered annuity) and contributed at the Employee's election. The term "Compensation" does not include:

                  (i) Employer contributions (other than "elective contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a simplified employee pension plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

                  (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                  (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code (S) 403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions".

             Any reference in this Plan to Compensation is a reference to the definition in this Section 1.01(l), unless the Plan reference specifies a modification to this definition. The Administration Committee will take into account only Compensation actually paid for the relevant period.

             The Administration Committee must take into account only the first $150,000 for Plan Years beginning after December 31, 1993 (or such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. The $150,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee for purposes of determining who is an "Highly Compensated Employee" and who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of nineteen (19) years. If the $150,000 Compensation limitation applies to the combined Compensation of the Employee and one or more family members, the Administration Committee will apply the contribution and allocation provisions of Article III by prorating the $150,000 limitation among the affected individuals in proportion to each such individual's Compensation determined prior to application of this limitation.

             For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.01(l), without regard to any exceptions. For purposes of this nondiscrimination definition, the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees and all plans of the Employer of any particular Plan Year. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether the Employer includes elective contributions in the general Compensation definition applicable to the Plan.

             (m)  "Disqualified Person" shall have the same meaning as ascribed
                   -------------------
     to the term under Code (S) 4975(e)(2).

             (n)  "Effective Date" of this Plan shall be the _____ day of
                   --------------
     _____________, 1996, except as otherwise noted.

             (o)  "Employee" shall mean any person on the payroll of the
                   --------
     Employer whose wages from the Employer are subject to withholding for purposes of Federal income taxes and for purposes of the Federal Insurance Contributions Act. Notwithstanding the foregoing, Employee shall not include any person on the payroll of the Employer who is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer. The term "employee representatives" does not include any organization more than half the members of which are owners, officers or executives of the Employer.

             (p)  "Employer" shall mean the Company and any corporation or other
                   --------
     organization that is affiliated (as defined in Section 407(d)(7) of the Act) with the Company which duly adopts the Plan with the approval of the Company.

             (q)  "Employer Securities" shall mean the common stock issued by
                   -------------------
     Century Bancorp, Inc. which shares constitute "employer securities" under Code (S) 409(l).

             (r)  "Employer Securities Account" shall mean a separate account
                   ---------------------------
     maintained for each Participant and consisting of his allocable share of Employer Securities allocated to each Participant under the Plan.

             (s)  "Employment Commencement Date" shall mean the date on which an
                   ----------------------------
     Employee first performs an Hour of Service for the Employer.

             (t)  "Exempt Loan" shall mean a loan made to this Plan by a
                   -----------
     Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. (S) 54.4975-7(b).

             (u)  "Fiscal Year" shall mean the Employer's taxable year for
                   -----------
     federal income tax purposes.

             (v)  "Former Participant" shall mean any individual who has been a
                   ------------------
     Participant hereunder and who has not yet received the entire benefit to which he is entitled under the Plan.

             (w)  "General Investment Account" shall mean a separate account
                   --------------------------
     maintained for each Participant and consisting of his allocable share of Employer contributions, forfeitures, earnings of the Trust allocable to such account, and realized and unrealized gains and losses allocable to such account, less any amounts distributed to the Participant or his Beneficiary from such account and which have not been invested in Employer Securities.

             (x)  "Highly Compensated Employee" shall mean an Employee who,
                   ---------------------------
     during the Plan Year or during the preceding twelve (12)-month period:

                  (i) is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Code (S) 318);

                  (ii) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

                  (iii) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid twenty percent (20%) group of Employees (based on Compensation for the relevant year); or

                  (iv) has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code (S) 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

             If the Employee satisfies the definition in clause (ii), (iii) or
     (iv) in the Plan Year but not during the preceding twelve (12) -month period and does not satisfy clause (i) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (iv) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the exclusions under Code (S) 414(q)) of Employees, but no more than fifty (50) officers. If no Employee satisfies the Compensation requirement in clause (iv) for the relevant year, the Administration Committee will treat the highest paid officer as satisfying clause (iv) for that year.

             For purposes of this definition, "Compensation" means Compensation as defined in Section 1.01(l) but must include: (i) elective deferrals under a Code (S) 401(k) arrangement or under a simplified employee pension plan maintained by the Employer; and (ii) amounts paid by the Employer which are not currently includible in the Employee's gross income because of Code (S) 125 (cafeteria plans) or (S) 403(b)(tax-sheltered annuities). The Administration Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid twenty percent (20%) group, the top 100 paid Employees, the number of officers includible in clause (iv) and the relevant Compensation, consistent with Code (S) 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Administration Committee will not treat as a separate Employee a family member (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in clause (i) of this Section 1.01(x), or a family member of one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all family members as a single Highly Compensated Employee. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

             The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his fifty-fifth (55th) birthday. If the former Employee's separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (i) of this Section 1.01(x) or received Compensation in excess of $50,000 during: (i) the year of his separation from Service (or the prior year); or (ii) any year ending after his fifty-fourth (54th) birthday.

             (y)  "Hour of Service" shall mean:
                   ---------------

                  (i) Each Hour of Service for which the Employer, either
             directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the perfor mance of duties during the Plan Year. The Administration Committee shall credit Hours of Service under this paragraph (i) to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

                  (ii) Each Hour of Service for back pay, irrespective of
             mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Administration Committee shall credit Hours of Service under this paragraph (ii) to the Employee for the Plan Year(s) to which the award or the agreement pertains rather than for the Plan Year in which the award, agreement or payment is made; and

                  (iii) Each Hour of Service for which the Employer, either
             directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Administration Committee shall not credit more than five hundred one (501) Hours of Service under this paragraph (iii) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Administration Committee shall credit Hours of Service under this paragraph (iii) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. (S) 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (iii).

             The Administration Committee shall not credit an Hour of Service under more than one (1) of the above paragraphs. Furthermore, if the Administration Committee is to credit Hours of Service to an Employee for the twelve (12) month period beginning with the Employee's Employment Commencement Date or with an anniversary of such date, then the twelve (12) month period shall be substituted for the term "Plan Year" wherever the latter term appears in this Section 1.01(y). The Administration Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

             The Administration Committee shall credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. An Employee or Participant for whom hourly records are not maintained shall be credited with forty-five (45) Hours of Service, if compensated weekly, ninety-five
     (95) Hours of Service, if compensated semimonthly, or one hundred ninety
     (190) Hours of Service, if compensated monthly, for each period described above if the Employee were hourly rated and would have been credited with one Hour of Service under paragraphs (i), (ii) and (iii) above.

             Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Administration Committee shall credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Administration Committee shall consider an employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Administration Committee shall credit Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Administration Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight (8) hours per day during the absence period. The Administration Committee only shall credit the number of Hours of Service (up to 501 Hours of Service) necessary to prevent an Employee's Break in Service. The Administration Committee shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Administration Committee shall credit these Hours of Service to the immediately following computation period.

             (z)  "Leave of Absence" shall mean any period of absence from the
                   ----------------
     active employment of the Employer due to jury duty and compulsory service in the Armed Forces of the United States if the Employee returns to active Service with the Employer within ninety (90) days after he first becomes eligible for release from such active duty. A Leave of Absence may be granted by the Employer for sickness, accident, vacation, disability, or other similar reasons under rules established by it and uniformly applied by it to all indivi duals similarly situated. If the Employee does not return to active Service with the Employer within thirty (30) days of the termination of his Leave of Absence, his Service will be deemed to have ceased on the date his absence first commenced.

             (aa) "Loan Suspense Account" shall mean an account established for
                   ---------------------
     the crediting and holding of Employer Securities purchased with the proceeds of an Exempt Loan during the pledge period and repayment of the Exempt Loan.

             (bb) "Nonforfeitable" shall mean a Participant's or Beneficiary's
                   --------------
     unconditional claim, legally enforceable against the Plan, for the Participant's Accrued Benefit.

             (cc) "Participant" shall mean an Employee or former Employee who
                   -----------
     has an account balance under the Plan, or an Employee who has met the eligibility requirements of the Plan.

             (dd) "Plan" shall mean the Employee Stock Ownership Plan of Home
                   ----
     Savings, Inc., SSB as established herein and amended from time to time.

             (ee) "Plan Administrator" shall mean the Company unless the
                   ------------------
     Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator shall have full responsibility for compliance with the reporting and disclosure rules under the Act as respects this Agreement.

             (ff) "Plan Entry Date" shall mean the first day of the Plan Year
                   ---------------
     and the first day of the seventh month of the Plan Year.

             (gg) "Plan Year" shall mean the fiscal year of the Plan which shall
                   ---------
     be the twelve month period ending on the 28th day of February of each year.

             (hh) "Related Group" shall mean the Employers as defined in Section
                   -------------
     1.02.

             (ii) "Segregated Account" shall mean the Participant Account which
                   ------------------
     is divided or segregated for investment or accounting purposes as required by the Plan for which a special treatment is required.

             (jj) "Service" shall mean any period of time the Employee is in the
                   -------
     employ of the Employer, including any period the Employee is on Leave of Absence authorized by the Employer under a uniform non-discriminatory policy applicable to all Employees.

             (kk) "Suspense Account" shall mean the Employer contributions and
                   ----------------
     forfeitures which can not be allocated pursuant to Article III.

             (ll) "Trust" shall mean the separate Trust established to hold,
                   -----
     administer, and invest the contributions made under the Plan.

             (mm) "Trust Agreement" shall mean the agreement between the
                   ---------------
     Employer and the Trustee or any successor Trustee establishing the Trust and specifying the duties of the Trustee.

             (nn) "Trust Fund" shall mean all property of every kind held or
                   ----------
     acquired by the Trustee under the Trust Agreement, other than incidental benefit insurance contracts.

             (oo) "Trustee" shall mean the persons or entities from time to time
                   -------
     appointed as Trustee under the Trust Agreement.

             (pp) "Valuation Date" shall mean the Anniversary Date of each Plan
                   --------------
     Year or such other dates as the Administration Committee shall from time to time require. Unless otherwise specified in the Plan, the Administration Committee will make all Plan allocations for a particular Plan Year as of the Valuation Date for that Plan Year.

     1.02   CONTROLLED BUSINESSES/LEASED EMPLOYEES. If the Employer is a member
            --------------------------------------
of a Related Group, the Plan shall treat all employees of the members of such Related Group as if employed by a single employer for purposes of determining Years of Service for participation and vesting. An employee shall receive no credit for Years of Service for purposes of benefit accrual unless employed by a member of the "Related Group" which adopts the Plan. A Related Group is a controlled group of corporations (as defined in Code (S) 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code (S) 414(c)) or an affiliated service group (as defined in Code
(S) 414(m) or in Code (S) 414(o)).

     The Plan also shall treat an Employee who is a Leased Employee as an employee of the Employer. However, the Employer shall treat contributions or benefits provided the Leased Employee by the leasing organization as contributions or benefits provided by the Employer to the extent attributable to services the Leased Employee performed for the Employer. A "Leased Employee" is an individual (who otherwise is not an employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code (S) 144(a)(3)) on a substantially full-time basis for at least one year and who performs services historically performed by employees in the Employer's business field.

     Notwithstanding the preceding provisions of this paragraph, the Plan shall not treat an employee as a Leased Employee if, prior to the application of this exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are leased employees, and the leasing organization covers the employee in a money purchase pension plan providing immediate participation for all employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each Plan Year during the four-year period ending with the Plan Year is less than $1,000), full immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date.

     1.03   CHANGE IN NON-PARTICIPATING STATUS.  If an Employee does not
            ----------------------------------
participate in the Plan by reason of employment within an excluded classification, service with the Employer will be counted for purposes of determining participation and vesting should the Employee's status change to a non-excluded classification.

     1.04   SERVICE FOR PREDECESSOR EMPLOYER.  If the Employer maintains the
            --------------------------------
plan of a predecessor employer, the Plan shall treat service of the Employee with the predecessor employer as service with the Employer. If the Plan the Employer maintains is not the plan of a predecessor employer, no credit shall be given unless specifically provided for in this Plan.

     1.05   WORD USAGE.  Words used in the masculine shall apply to the feminine
            ----------
where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

     1.06   CONSTRUCTION.  It is the intention of the Employer that the Plan be
            ------------
qualified under the provisions of the Code and the Act and all provisions hereof shall be construed to that result.

                                  ARTICLE II

                             EMPLOYEE PARTICIPANTS

     2.01   ELIGIBILITY.  Each Employee shall become a Participant in the Plan
            -----------
on the Plan Entry Date (if he is employed on that date) coincident with or immediately following the date on which he completes five (5) months of Service with the Employer. Employees otherwise eligible on the Effective Date shall begin participation immediately.

     2.02   MONTH OF SERVICE - PARTICIPATION.  For purposes of participation
            --------------------------------
under Section 2.01, an Employee will be deemed to have completed five (5) months of service if he is in the employ of the Employer at any time five (5) months after his Employment Commencement Date.

     2.03   BREAK IN SERVICE - PARTICIPATION.  For purposes of participation in
            --------------------------------
the Plan, the Plan shall not apply any Break in Service rules.

     2.04   PARTICIPATION UPON RE-EMPLOYMENT.  A Participant whose employment
            --------------------------------
terminates shall re-enter the Plan as a Participant on the date of his re-employment. An Employee who terminates his employment after satisfying the eligibility requirements of the Plan but before becoming a Participant shall enter the Plan as a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment, or the date of his re-employment. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Sections 2.01 and 2.02.

     2.05   OMISSION OF ELIGIBLE EMPLOYEE.  If, in any fiscal year, any Employee
            -----------------------------
who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Internal Revenue Code by the Employer.

     2.06   INCLUSION OF INELIGIBLE EMPLOYEE.  If, in any fiscal year, any
            --------------------------------
person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.

                                  ARTICLE III

                            EMPLOYER CONTRIBUTIONS

     3.01   EMPLOYER CONTRIBUTIONS.  For each Plan Year that ends with or within
            ----------------------
the Employer's taxable year, the Employer shall contribute to the Trust such amount as the Board of Directors may from time to time deem advisable. The Employer shall make all contributions without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. The Employer's contribution shall not exceed the Maximum Permissible Amount as hereinafter defined.

     3.02   DETERMINATION OF CONTRIBUTION.  The Employer, from its records,
            -----------------------------
shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan; provided however, the contribution of the Employer shall be paid in cash to the extent needed to provide the Trust with cash sufficient to pay any currently maturing obligations under any Exempt Loan, notwithstanding the discretion of the Board of Directors.

     3.03   TIME AND METHOD OF PAYMENT OF CONTRIBUTION.  The Employer may pay
            ------------------------------------------
its contribution for each Plan Year in one (1) or more installments, without interest. The Employer's contribution for any Plan Year shall be due on the last day of its taxable year with or within which such Plan Year ends, and, unless paid before, shall be payable then or as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions thereof) for such taxable year, without interest. Contributions made after the end of the Plan Year but prior to the filing of the Employer's federal income tax return shall be deemed a contribution for the Employer's taxable year to which such tax return relates, unless the contribution shall be accompanied by the Employer's signed statement to the Trustee that payment is on account of another taxable year. Contributions shall be paid in cash or in Employer Securities. All contributions for each Plan Year shall be deemed to be paid as of the last day of such Plan Year.

     3.04   RETURN OF EMPLOYER CONTRIBUTIONS.  Notwithstanding any provision
            --------------------------------
herein to the contrary (other than Section 2.06), upon the Employer's request, a contribution which was made upon a mistake of fact, conditioned upon initial qualification of the Plan, or disallowed as a deduction under Code (S) 404 shall be returned to the Employer within one year after payment of the contribution or denial of the qualification or deduction, as the case may be. The Trustee will not increase the amount of the Employer contribution returnable under this
Section 3.04 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

     3.05   LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.  The amount of
            ----------------------------------------------------
Annual Additions which the Administration Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.05(b)) to the Participant's Account, the Administration Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Administration Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer Contributions.

             (a)  Estimation of Compensation.  Prior to the determination of the
                  --------------------------
     Participant's actual Compensation for a Limitation Year, the Administration Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Administration Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Administration Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Administration Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

             (b)  Disposition of Excess Amount.  If, pursuant to Section
                  ----------------------------
     3.05(a), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Administration Committee will dispose of such Excess Amount as follows:

                  (1) The Administration Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent that the return would reduce the Excess Amount.

                  (2) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Administration Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (3) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Administration Committee will hold the Excess Amount unallocated in a suspense account. The Administration Committee will apply the suspense account to reduce Employer contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (4) The Administration Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

             (c)  More Than One Plan.  The Employer may contribute under another
                  ------------------
     defined contribution plan in addition to its contributions under this Plan. If the Administration Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of the other defined contribution plan, the Administration Committee will attribute the total Excess Amount allocated as of such date to the other defined contribution plan.

             (d)  Defined Benefit Plan Limitation.  If the Participant presently
                  -------------------------------
     participates, or has ever participated under a defined benefit plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant for that Limitation Year must not exceed 1.0. To the extent necessary to satisfy this limitation, the Employer will reduce its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

             3.06 DEFINITIONS - ARTICLE III.  For purposes of this Article III,
                  -------------------------
the following terms have the following meanings:

             (a) "100% Limitation" - If the 100% Limitation applies, the Administration Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. The 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code (S) 416(h)(2).

            (b) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code (S) 401(k) and excess aggregate contributions described in Code (S) 401(m), irrespective of whether the Plan distributes or forfeits such excess amounts. Excess deferrals under Code (S) 402(g) are not Annual Additions unless distributed after the correction period described in Code (S) 402(g). Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.05. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code (S) 415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S) 419A(d)(3)) under a welfare benefit fund (as defined in Code (S) 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

             (c) "Compensation" - Compensation as determined under the general definition of Compensation in Section 1.01 except it does not include elective contributions.

             (d) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Administration Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

             (e)  "Defined Benefit Plan Fraction" -

                  Projected annual benefit of the Participant
                       under the defined benefit plan(s)
          --------------------------------------------------------------
           The lesser of (i) 125% (subject to the "100% Limitation"
                  in paragraph (a)) of the dollar limitation
                   in effect under Code (S) 415(b)(1)(A) for
                   the Limitation Year, or (ii) 140% of the
                  Participant's average Compensation for his high three (3) consecutive Years of Service

             To determine the denominator of this fraction, the Administration Committee will make any adjustment required under Code (S) 415(b) and will determine a Year of Service as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

             CURRENT ACCRUED BENEFIT. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1,
     1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code (S) 415 as in effect at the end of the 1986 Limitation Year.

             (f) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Administration Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for the purposes of the limitations of this Article III, the Administration Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Administration Committee also will treat as a defined contribution plan an individual medical account (as defined in Code
     (S) 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code (S) 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S) 419(d)(3)).

             (g)  "Defined Contribution Plan Fraction" -

               The sum, as of the close of the Limitation Year,
                 of the Annual Additions to the Participant's
                Account under the defined contribution plan(s)
          ----------------------------------------------------------------
           The sum of the lesser of the following amounts determined
          for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% (subject to the "100% Limitation"
          in paragraph (a)) of the dollar limitation in effect under
           Code (S) 415(c)(1)(A) for the Limitation Year (determined
         without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's
                     Compensation for the Limitation Year

             For purposes of determining the defined contribution plan fraction, the Administra tion Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code (S) 415 for Limitation Years beginning prior to January 1, 1987, the

     Administration Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.06. If the sum of the redetermined fractions exceeds 1.0, the Administration Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Administration Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

             (h) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.02. Solely for purposes of applying the limitations of this Article III, the Administration Committee will determine related employers described in Section 1.02 by modifying Code (S) 414(b) and (c) in accordance with Code (S) 415(h).

             (i) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

             (j) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

             (k) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code
     (S) 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Administration Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                 Number of months in the short Limitation Year
               ---------------------------------------------------
                                       12

                                  ARTICLE IV

                                  ALLOCATIONS

     4.01   PARTICIPANT ACCOUNTS.  For each Participant, the Administration
            --------------------
Committee shall establish an Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and shall establish an account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities.

     If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service, a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit, unless the Participant's entire Accrued Benefit under the Plan is one hundred percent (100%) Nonforfeitable, shall be maintained.

     4.02   VALUATION OF ACCOUNTS.  The value of each Participant's Accrued
            ---------------------
Benefit shall consist of that proportion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit attributable to his General Investment Account shall be its value as of the Valuation Date, or other valuation date, immediately preceding the date of the distribution.

     As of the Anniversary Date of each Plan Year, the Administration Committee first shall reduce the General Investments Accounts (excluding segregated Accounts) for any forfeitures arising under Section 5.05 and then shall allocate the net income (or net loss) from the Trust and the increase or decrease in the fair market value of the assets of the Trust for the Plan Year pro rata to the General Investments Accounts of the Participants under the Plan as the General Investments Accounts stood at the beginning of the current Plan Year, but excluding the amount of any General Investments Account which the Trustee has fully distributed since the immediately preceding Valuation Date or utilized for the purchase of Employer Securities. In making its allocations, the Administration Committee shall exclude Employer Securities allocated to Employer Securities Accounts, stock dividends on allocated Employer Securities, and payments by the Trust on an Exempt Loan. The Administration Committee shall include as income any cash dividends on Employer Securities except cash dividends which the Administration Committee has directed the Trustee to distribute in accordance with Section 7.03.

     A segregated investment account receives all income it earns and bears all expense or loss it incurs. As of the Valuation Date, the Administration Committee must reduce a segregated investment account for any forfeiture arising under Section 5.05 after the Administration Committee has made all other allocations, changes or adjustments to such Account for the Plan Year.

     In making a forfeiture reduction, the Administration Committee shall forfeit pro rata from a Participant's General Investments Account and from any segregated investment account before making a forfeiture from his Employer Securities Account.

     4.03   ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. Subject to the limitations of
            -------------------------------------
Article III, Code (S) 415, and Section 4.08 of the Plan:

             (a)  Employer Securities Account. As of the Anniversary Date of
                  ---------------------------
     each Plan Year, the Administration Committee first shall reduce the Employer Securities Accounts for any forfeitures arising under Section 5.05 and then shall credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. Employer Securities purchased or contributed in kind shall be allocated as of the Anniversary Date among the Participants in accordance with the ratio of the Participant's Compensation to the total Compensation of all Participants. The Administration Committee shall allocate Employer Securities acquired with an Exempt Loan in accordance with Section 4.04. Except as otherwise specifically provided in
     Section 4.04, the Administration Committee shall base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. Employer Securities purchased with the proceeds of the General Investment Account will be allocated directly to the same Participant's Employer Securities Account.

            (b)   General Investments Account.  Employer contributions and
                  ---------------------------
     forfeitures not allocated under Section 4.03 (a) above shall be allocated as of the Anniversary Date among the Participants in accordance with the ratio of the Participant's Compensation to the total Compensation of all Participants.

            (c)   Dividends on Employer Securities. The Administration Committee
                  --------------------------------
     will allocate any cash dividends the Employer pays with respect to Employer Securities to the General Investments Accounts of Participants in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. The Administration Committee will not allocate to the General Investments Accounts any cash dividends the Employer directs the Trustee to apply to the payment of an Exempt Loan nor any cash dividends the Administration Committee directs the Trustee to distribute in accordance with Section
     7.03. If the Employer directs the Trustee to apply cash dividends on Employer Securities to the payment of an Exempt Loan, the Administration Committee first will allocate the released Employer Securities to the Participants' Employer Securities Accounts in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. This first allocation of released

     Employer Securities must equal the greater of the shares of released Employer Securities equal to the fair market value of the cash dividends attributable to the allocated Employer Securities, or equal to the number of shares of all released Employer Securities attributable to the cash dividends on allocated Employer Securities. If any released Employer Securities remain unallocated after the first allocation, the Administration Committee will allocate these remaining released Employer Securities under this Section 4.03 as if the Employer has made an Employer contribution equal to the amount of the cash dividend attributable to the unallocated Employer Securities.

     4.04   EXEMPT LOAN PROCEEDS ALLOCATION LIMITATION.  In withdrawing assets
            ------------------------------------------
from the Loan Suspense Account, the Trustee shall apply the provisions of Treas. Reg. (S)(S) 54.4975-7(b)(8) and (15) as if all securities in the Loan Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee shall effect the release of assets in the Loan Suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one (1) class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Administration Committee shall allocate assets withdrawn from the Loan Suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Administration Committee consistently shall make this allocation as of each Anniversary Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

     The Administration Committee may also elect at the initiation of the Exempt Loan to have the Employer Securities released from the Loan Suspense Account solely with reference to principal payments. However, if release is determined with reference to principal payments only, the following additional rules apply:
(1) the Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years; (2) interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (3) the entire duration of the Exempt Loan repayment period does not exceed 10 years, even in the event of a renewal, extension or refinancing of the Exempt Loan.

     4.05   EXCESS ALLOCATIONS.  The excess amount of any allocations shall be
            ------------------
distributed or reallocated as provided in Article III.

     4.06 EMPLOYER CONTRIBUTIONS CONSIDERED MADE ON LAST DAY OF PLAN YEAR. For purposes of this Article IV, the Employer's contribution under the Plan which remains unallocated on the last day of any Plan Year will be considered to have been made on the last day of that year, regardless of when paid to the Trustee.

     4.07   ACCRUAL OF BENEFITS.  The Administration Committee shall determine a
            -------------------
Participant's Accrued Benefit on the basis of the Limitation Year. In allocating Employer contributions and forfeitures to a Participant's Accounts, the Administration Committee shall only take into account the Compensation earned during that part of the Limitation Year the Employee is actually a Participant in the Plan.

     4.08   PARTICIPANTS TO WHOM EMPLOYER CONTRIBUTIONS AND FORFEITURES WILL BE
            -------------------------------------------------------------------
ALLOCATED.  The Employer contributions for any Limitation Year, plus any
- ---------
forfeitures which arose under the Plan during that year, will be allocated among and credited to the Accounts of:

             (a) Participants who complete 1,000 Hours of Service during the Limitation Year and who are in the employ of the Employer on the Anniversary Date; provided, however, that an Employee who enters or re-enters the Plan as a Participant on any date other than the first day of the Limitation Year shall be considered to have completed 1,000 Hours of Service for purposes of allocation of Employer contributions and Forfeitures for the Limitation Year in which he enters or re-enters the Plan as a Participant;

             (b) Participants on Leave of Absence on the Anniversary Date who received Compensation from the Employer during the Limitation Year; and

             (c) Participants who died, retired, or became permanently disabled during the Limitation Year who received Compensation from the Employer during that year.

             (d) Highly Compensated Participants, otherwise qualifying for an allocation, shall be limited to no more than one-third (1/3) of the contributions which are deductible under Code (S) 404(a)(9)(B) and forfeitures of Employer Securities purchased with proceeds of an Exempt Loan, which limitations shall be applied pro rata to the limited Highly Compensated Participants.

Notwithstanding the foregoing, in the case of a sale to the Plan in which a seller elects nonrecognition of gain under Code (S) 1042 of Employer Securities, no portion of such Employer Securities acquired may be allocated or accrue (directly or indirectly under any plan of the Employer meeting the requirements of (S) 401(a) of the Code) during the "nonallocation period" to

     (i)   any Participant who makes an election under (S) 1042 of the Code,

     (ii) any individual who is related to the Participant within the meaning of (S) 267(b) of the Code (this provision shall not apply to lineal descendants of the electing Participant if the aggregate amount allocated to the benefit of all such lienal descendants during the "nonallocation period" does not exceed more than five percent (5%) of the Employer Securities (or amounts allocated in lieu thereof) held by the Plan which are attributable to the sale to the Plan by the Participant related to such descendants (within the meaning of (S) 267(c) of the Code) or

    (iii) any other person who owns (after application of Code (S) 318(a) and without regard to the employee trust exception of Code (S) 318(a)(2)(B(i)) more than twenty-five percent (25%) of any class of outstanding stock of the Employer which issued such Employer Securities or of any corporation which is a member of the same controlled group of corporations or of the total value of such class of outstanding stock of any such corporation as defined in (S) 409 of the Code.

The "nonallocation period" shall mean the period beginning on the date of the sale of the Employer Securities and ending on the later of the date which is 10 years after the date of sale or the date of the plan allocation attributable to the final payment of the Exempt Loan.

     4.09   EQUITABLE ALLOCATIONS. If the Administration Committee determines in
            ---------------------
making any valuation, allocation, correction or addition of interest to any Account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce an equitable and nondiscriminatory allocation among the Accounts of the Participants, it may modify any procedure specified in the Plan for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan; provided, however, that any such modification shall not reduce any Participant's Accrued Benefit and shall be consistent with the provisions of (S) 401(a)(4) of the Code. Should the Administration Committee in good faith deter mine that certain expenses of administration paid by the Trustee during the Plan Year under consideration are not general, ordinary, and usual and should not equitably be borne by all Participants, but should be borne only by one or more Participants, for whom or because of whom such expenses were incurred, the Administration Committee shall make suitable adjustments by debiting the particular Account or Accounts of such one or more Participants, Former Participants, or Beneficiaries; provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of (S) 401(a) of the Code.

     4.10   VALUATION OF THE TRUST FUND.  The Administration Committee shall
            ---------------------------
direct the Trustee, as of each Valuation Date, and at such other date or dates deemed necessary by the Administration Committee, to determine the net worth of the assets comprising the Trust Fund. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by regulations under Code (S) 170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market. The valuation requirement of the immediately preceding sentence
applies to all Employer Securities acquired by the Plan.   Fair market value of
Employer Securities means the value (i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (ii) in all other cases, determined as of the most recent Valuation Date.

     4.11   ALLOCATION DOES NOT CREATE RIGHTS.  No Participant shall acquire any
            ---------------------------------
right to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.

                                   ARTICLE V

                  TERMINATION OF SERVICE-PARTICIPANT VESTING

     5.01   NORMAL RETIREMENT.  A Participant's Normal Retirement Age
            -----------------
(hereinafter so-called) is age sixty-five (65). A Participant who remains in the employ of the Employer after attaining Normal Retirement Age shall continue to participate in Employer contributions until the date of his actual retirement. Upon termination of a Participant's employment for any reason after attaining Normal Retirement Age, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VI hereof. The value of the Participant's Accrued Benefit shall be determined as of the Anniversary Date which is on or, if not on, immediately follows the date of the Participant's employment termination. Provided however, the Trustee may, at the direction of the Administration Committee, value the Participant's Accrued Benefit as of the Anniversary Date immediately preceding the date of the Participant's employment termination, for purposes of making an immediate distribution to the Participant of his Accrued Benefit, and shall make a subsequent lump sum distribution to the Participant of any additional benefit accruing subsequent to the date of his termination through and including the Valuation Date immediately following the date of the Participant's termination of employment. Immediate distributions may be reduced by the Trustee to take into account declines in market value.

     5.02   EARLY RETIREMENT.  A Participant who is at least fifty-five (55)
            ----------------
years of age and who has completed twenty (20) Years of Service may elect to take early retirement. In the event that a Participant makes such an election, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VI hereof. The value of the Participant's Accrued Benefit shall be determined as of the Anniversary Date which is on or, if not on, immediately follows the date of the Participant's employment termination. Provided however, the Trustee may, at the direction of the Administration Committee, value the Participant's Accrued Benefit as of the Anniversary Date immediately preceding the date of the Participant's employment termination, for purposes of making an immediate distribution to the Participant of his Accrued Benefit, and shall make a subsequent lump sum distribution to the Participant of any additional benefit accruing subsequent to the date of his termination through and including the Valuation Date immediately following the date of the Participant's termination of employment. Immediate distributions may be reduced by the Trustee to take into account declines in market value.

     5.03   DISABILITY.  A Participant who becomes permanently disabled shall
            ----------
have the full value of his Accrued Benefit paid to him at such times and in such manner as provided in Article VI hereof. The value of a disabled Participant's Accrued Benefit shall be determined as of the Valuation Date which is on, or if not on, which immediately follows the date of the Participant's termination of employment due to disability. Provided however, the Trustee may, at the direction of the Administration Committee, value the Participant's Accrued Benefit as of the Valuation Date immediately preceding the date of the Participant's employment termination, for purposes of making an immediate distribution to the Participant of his Accrued Benefit, and shall make a subsequent lump sum distribution to the Participant of any additional benefit accruing subsequent to the date of his termination through and including the Valuation Date immediately following the date of the Participant's termination of employment. A Participant shall be considered "disabled" if he suffers from a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administration Committee. The Administration Committee shall apply the provisions of this
Section 5.03 in a non-discriminatory, consistent and uniform manner.

     5.04   DEATH.  Upon the death of a Participant, his Beneficiary shall be
            -----
entitled to receive the full value of the deceased Participant's Accrued Benefit determined as of the Valuation Date which is on or, if not on, which immediately follows the date of such Participant's death, at such times and in such manner as provided in Article VI hereof. Provided however, the Trustee may, at the direction of the Administration Committee, value the Participant's Accrued Benefit as of the Valuation Date immediately preceding the date of the Participant's death, for purposes of making an immediate distribution to the Participant's Beneficiary of his Accrued Benefit, and shall make a subsequent lump sum distribution to said Beneficiary of any additional benefit accruing subsequent to the date of the Participant's death through and including the Valuation Date immediately following the date of the Participant's death.

     5.05   TERMINATION OF SERVICE PRIOR TO NORMAL RETIREMENT AGE.  If a
            -----------------------------------------------------
Participant's employment terminates prior to Normal Retirement Age for any reason other than death or permanent disability, then for each Year of Service he shall receive a percentage of his Accrued Benefit derived from Employer contributions and forfeitures allocated to Participant Accounts (the balance being a forfeiture) equal to the following percentage:

     ---------------------------------------------------------

     Years of Service               Percentage of Accrued
     With the Employer               Benefit Payable

     ---------------------------------------------------------

     Less than 1 year                         0%
     1 year but less than 2                   0%
     2 years but less than 3                 20%
     3 years but less than 4                 40%
     4 years but less than 5                 60%
     5 years but less than 6                 80%
     6 years or more                        100%

     ---------------------------------------------------------

     Forfeitures shall be reallocated among the remaining Participants who are entitled to share in Employer contributions and forfeitures for the Plan Year in which such forfeiture occurs in accordance with the provisions of Section 4.08. A Participant shall be 100% vested in his Accounts upon the attainment of Normal Retirement Age, death or permanent disability.

     5.06   YEAR OF SERVICE - VESTING. For purposes of vesting under Section
            ---------------
5.05, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service.

     5.07   BREAK IN SERVICE - VESTING. For purposes of this Article V, a
            --------------------------
Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service.

     5.08   INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining
            -----------------------------------
"Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer except any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service does not include Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

     For the sole purpose of determining a Participant's nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs five (5) consecutive Breaks in Service.

     The Plan does not apply the Break in Service rule under Code (S) 411(a)(6)(B). Therefore, an Employee need not complete a Year of Service after a Break in Service before the Plan takes into account the Employee's otherwise includible Years of Service under this Section 5.08.

     5.09   FORFEITURE OCCURS. A Participant's forfeiture, if any, of his
            -----------------
Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

             (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

             (b)  The date the Participant receives a cash-out distribution.

     The Administration Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.05.

A Participant does not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under the Plan's unclaimed account procedure.

     5.10   CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION
            --------------------------------------------------------------------
OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested
- ----------------------------
Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions, as provided in Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable percentage determined under Section 5.05 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

             (a)  Restoration and Conditions upon Restoration. A partially-
                  -------------------------------------------
     vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration under the requirements of this Section 5.10. If a partially-vested Participant makes the cash-out distribution repayment, the Administration Committee, subject to the conditions of this Section 5.10(a), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Valuation Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Valuation Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code (S) 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations.

             The Administration Committee will not restore a re-employed Participant's Accrued Benefit under this Section 5.10(a) if:

                  (1) five (5) years or more have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

                  (2) the Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Administration Committee otherwise would restore.

             (b)  Time and Method of Restoration. If neither of the two
                  ------------------------------
     conditions preventing restoration of the Participant's Accrued Benefit applies, the Administration Committee will restore the Participant's Accrued Benefit as of the Plan Year Valuation Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Administration Committee, to the extent necessary, will allocate to the Participant's Account:

                  (1) first, from the amount, if any, of Participant forfeitures the Administration Committee would otherwise allocate under Section 5.05;

                  (2) second, from the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

                  (3) third, from the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Administration Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Administration Committee to make the required restoration. If, for a particular Plan Year, the Administration Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Administration Committee will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Administration Committee will not take into account any allocation under this Section 5.10 in applying the limitation on allocations under Article III.

             (c)  0% Vested Participant. The deemed cash-out rule applies to a
                  ---------------------
     0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his separation from Service. Under the deemed cash-out rule, the Administration Committee will treat the 0% vested Participant as having received a cash-out distribution on the date of the Participant's separation from Service or, if the Participant's Account is entitled to an allocation of Employer contributions for the Plan Year in which he separates from Service, on the last day of that Plan Year. For purposes of applying the restoration provisions of this Section 5.10, the Administration Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

     5.11    SEGREGATED INVESTMENT ACCOUNT FOR REPAID AMOUNT. Until the
             -----------------------------------------------
Administration Committee restores the Participant's Accrued Benefit, as described in Section 5.10, the Trustee will invest the cash-out amount the Participant has repaid in a segregated investment account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated investment account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Administration Committee restores the Participant's Accrued Benefit, the Participant's segregated investment account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. The Administration Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated investment account if the Administration Committee determines either of the conditions of Section 5.10(a) prevents restoration as of the applicable Valuation Date, notwithstanding the Participant's repayment.

                                  ARTICLE VI

                    TIME AND METHOD OF PAYMENT OF BENEFITS

     6.01   DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects
            -------------------------------------
in writing to have the Trustee apply other distribution provisions of the Plan, the Trustee must distribute the Nonforfeitable portion of the Participant's Accrued Benefit no later than the time prescribed by this Section 6.01, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.01 are subject to the consent and form of distribution requirements of the Plan.

             (a)  Retirement, Disability and Death. If the Participant separates
                  --------------------------------
     from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Administration Committee will direct the Trustee to commence distribution of the Accrued Benefit not later than the 60th day after the close of the Plan Year in which the applicable event occurs or separation from Service, if later.

             (b)  Other Separation from Service. If the Participant separates
                  -----------------------------
     from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Administration Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth Plan Year following the Plan Year of his separation from Service, the mandatory distribution provisions of this paragraph (b) do not apply. For purposes of this Section 6.01(b), the Accrued Benefit does not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

             (c)  Required Beginning Date. If any distribution commencement date
                  -----------------------
     described under Paragraph (a) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Administration Committee instead must direct the Trustee to make distribution under this Section 6.01 on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless an alternate method is provided for in the Plan.

             (d)  Distribution in Excess of $3500. No distribution shall be made
                  -------------------------------
     to a Participant without the Participant's consent if the Nonforfeitable Accrued Benefit shall exceed $3500, unless the Participant shall have attained Normal Retirement Age.

             (e)  Death of the Participant. The Administration Committee will
                  ------------------------
     direct the Trustee, in accordance with this Section, to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death subject to the requirements of Code (S) 401(a)(9) and any regulations issued thereunder.

                  (1)  Deceased Participant's Nonforfeitable Accrued Benefit
                       -----------------------------------------------------
             Does Not Exceed $3,500. The Administration Committee must direct
             ----------------------
             the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in lump sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Administration Committee receives notification of or otherwise confirms the Participant's death.

                  (2)  Deceased Participant's Nonforfeitable Accrued Benefit
                       ------------------------------------------------------
             Exceeds $3,500. The Administration Committee will direct the
             --------------
             Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the method elected by the Participant or, if applicable, by the Beneficiary, as permitted under this Article VI. In the absence of an election the Administration Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Administration Committee receives notification of or otherwise confirms the Participant's death.

             If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section, may elect, if available, distribution at any time or in any form this Article VI would permit for a Participant.

             (f)  Distribution Date.  A distribution date, unless otherwise
                  -----------------
     specified within the Plan, is the first day of each month of each Plan Year or as soon as administratively practicable thereafter.

     6.02   ELECTION AND MANNER OF PAYMENT.  Not earlier than ninety (90) days,
            ------------------------------
but not later than thirty (30) days, before the Participant's distribution date, the Administration Committee shall provide a benefit notice to the Participant. The notice shall explain the options and material features available to the Participant regarding the benefit distribution and the Participant's right to defer distribution until attainment of Normal Retirement Age.

     The Administration Committee will direct the Trustee to make distribution of the Accrued Benefit in a lump sum. In the event any part of the Accrued Benefit is subject to the "put option" of Section 7.01 and the distribution for all Participants exceeds $50,000, the Administrative Committee may defer payment of the distribution over a period of years, not exceeding five (5) years from the date a Participant is entitled to receive his Accrued Benefit. The Administrative Committee shall make its decision to defer payment of the distribution over the deferred period based upon the availability of liquid assets of the Trust and the Company which will be required in the distributions. If a Participant's Accrued Benefit attributable to Employer Securities exceeds $500,000, the maximum payment period, subject to a contrary election by the Participant, is five (5) years plus one additional year (but no more than five
(5) additional years) for each $100,000 (or fraction of $100,000) by which the Employer Securities Account exceeds $500,000. The Administration Committee will apply this Section 6.02 by adjusting the $500,000 and $100,000 limitations by the adjustment factor prescribed by the Secretary of the Treasury under Code (S) 415(d).

     6.03   ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The
            -----------------------------------------------------------
joint and survivor annuity requirements do not apply to this Plan. The Plan does not provide any annuity distribution to Participants nor to surviving spouses.

     6.04   DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS.  Nothing contained in
            ---------------------------------------------
this Plan prevents the Trustee, in accordance with the direction of the Administration Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code (S) 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code (S) 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this
Section 6.05 permits a Participant to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

     The Administration Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Administration Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administration Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Administration Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with applicable regulations.

     If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Administration Committee is making its determination of the qualified status of the domestic relations order, the Administration Committee must make a separate accounting of the amounts payable. If the Administration Committee determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the

Administration Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administration Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Administration Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Administration Committee later determines the order is a qualified domestic relations order.

     To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Administration Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section
6.04 by separate benefit checks or other separate distribution to the alternate payee(s).

     6.05   DISTRIBUTION DEMAND FOR EMPLOYER SECURITIES.  Distribution of a
            -------------------------------------------
Participant's benefit may be made in cash or Employer Securities or both, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distributed only in the form of Employer Securities. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Employer Securities.

     If a Participant or Beneficiary demands that benefits be distributed solely in Employer Securities, distribution of a Participant's benefit will be made entirely in whole shares or other units of Employer Securities. Any balance in a Participant's General Investment Account will be applied to acquire for distribution the maximum number of whole shares or other units of Employer Securities at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Employer Securities are not available for purchase by the Trustee, then the Trustee shall hold such balance until Employer Securities are acquired and then make such distribution, subject to this Article.

     If the charter or bylaws of the Company restrict the ownership of substantially all outstanding shares of Employer Securities to current Employees and the Trust, the distribution of a Participant's Accrued Benefit may be made entirely in cash without granting him the right to demand distribution in Employer Securities. Alternatively, Employer Securities may be distributed subject to the requirement that they be immediately resold to the Company under payment terms that comply with Section 7.01.

     Any balance in a Participant's segregated investment account is not subject to the demand right that benefits be distributed in the form of Employer Securities.

     The Trustee will make distribution from the Trust only on instructions from the Plan Administrator.

     6.06   ROLLOVER OF LUMP SUM DISTRIBUTION.  This Section applies to all
            ---------------------------------
distributions other than the distribution of Employer Securities. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     For purposes of this Section, the following definitions apply:

            (a) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Code (S)401(a)(9); and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to Employer Securities).

            (b) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code (S)408(a), an individual retirement annuity described in Code (S)408(b), an annuity plan described in Code (S)403(a), or a qualified trust described in Code (S)401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (c) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code (S)414(p), are distributees with regard to the interest of the spouse or former spouse.

            (d) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VII

                              EMPLOYER SECURITIES

     7.01   PUT OPTION.  The Employer will issue a "put option" to each
            ----------
Participant receiving a distribution of Employer Securities from the Trust if the Employer Securities are not publicly traded. The put option will permit the Participant to sell the Employer Securities to the Employer, at any time during two option periods, at the current fair market value.

     The first put option period runs for a period of at least sixty (60) days commencing on the date of distribution of Employer Securities to the Participant. The second put option period runs for a period of at least sixty
(60) days commencing after the new determination of the fair market value of Employer Securities by the Administration Committee and notice to the Participant of the new fair market value. A Disqualified Person shall be required to wait for the determination of the next current fair market value determination as required by Section 4.10.

     If a Participant (or his Beneficiary) exercises his put option, the Employer must purchase the Employer Securities at fair market value upon the terms provided under this Section 7.01. The Employer may grant the Trust an option to assume the Employer's rights and obligations at the time a Participant exercises an option under this Section 7.01.

     If the Employer (or the Trustee, at the direction of the Administration Committee) exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under this Section 7.01, the purchaser(s) must make payment in lump sum or, if the distribution to the Participant (or to his Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding five (5) years, subject to the Participant's election for a longer payment period than five (5) years. A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan.

     In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than thirty (30) days after the date the Participant (or Beneficiary) exercises the put option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than thirty (30) days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within thirty (30) days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of thirty

(30) days' default of the payment on interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (or Beneficiary) in which the Closing Date occurs.

     In the case of a purchase from a Disqualified Person, all purchases of Employer Securities shall be made at prices which, in the judgment of an Independent Appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

     The requirements of this Section 7.01 shall not apply to the distribution of any portion of a Participant's Accrued Benefit which has been diversified or transferred to another plan pursuant to the provisions of Section 7.02 hereof.

     Notwithstanding the foregoing, the foregoing shall not be applicable to a financial institution as defined in Code (S) 581 which is prohibited from redeeming or purchasing its own securities, if the Participant has been provided the option to receive its distribution from the Plan in cash.

     The protections and rights described in this Section 7.01 are nonterminable with respect to all Employer Securities acquired with an Exempt Loan. Should this Plan cease to be an employee stock ownership plan, or should the Exempt Loan be repaid, Employer Securities acquired with the proceeds of an Exempt Loan will continue to be subject to the provisions of this Section 7.01 after the loan is paid.

     7.02   DIVERSIFICATION OF INVESTMENTS.  Within ninety (90) days after the
            ------------------------------
close of each Plan Year in the Qualified Election Period, each Participant who has attained age fifty-five (55) and has completed ten (10) years of participation under the Plan shall be permitted to direct the Plan as to the investment of at least twenty-five percent (25%) of the number of shares ever allocated to the Employer Securities Account, less those shares previously diversified and or distributed. In the case of the sixth (6th) year of the Qualified Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." The Participant's direction shall be effective no later than ninety (90) days after the close of the Plan Year.

     For purposes of this Section, Qualified Election Period shall mean the six
(6) Plan Year periods beginning with the Plan Year in which the Participant was first eligible to make the election.

     The Administration Committee shall offer at least three (3) investment options (not inconsistent with regulations prescribed by Internal Revenue Service regulations) to each Participant who makes an election under this
Section 7.02 and such funds shall be held in a segregated investment account under the General Investment Account.

     In lieu of offering such investment options, the Administration Committee may direct that all amounts subject to Participant elections under this Section
7.02 be distributed to Participants.

All such distributions shall be distributed within ninety (90) days after the close of the Plan Year and shall be subject to the requirements of Article VI of this Plan.

     In lieu of receiving a cash distribution under this Section 7.02, a Participant may direct the Plan to transfer his distribution to another qualified plan of the Company which accepts such transfers, provided that such plan permits employee-directed investments and does not invest in Employer Securities to a substantial degree. Such transfer shall be made within ninety
(90) days after the close of the Plan Year.

     7.03   CASH DIVIDENDS.  Cash dividends, if any, on shares of Employer
            --------------
Securities allocated to Participant Accounts may be accumulated in the Trust or may be paid to Participants currently as determined in the discretion of the Board of Directors of the Company, exercised in a uniform and nondiscriminatory manner. Provided that if the Plan is primarily invested in Employer Securities, it is intended that the Company shall be allowed a deduction with respect to any dividends paid on shares of Employer Securities of any class held by the Plan on the record date to the extent such dividends are paid in cash directly to the Participants, or their Beneficiaries, or are paid to the Plan and are distributed from the Plan to the Participants or their Beneficiaries not later than ninety (90) days after the close of the Plan Year in which paid. Provided further that if the Plan is primarily invested in Employer Securities, it is also intended that the Company shall be allowed a deduction for any dividends paid on shares of Employer Securities (whether or not allocated) and used to make payments on an Exempt Loan, provided that in the case of dividends paid on allocated shares, Employer Securities having a fair market value equal to the dividends will be allocated to such Participants for the year in which such dividends would otherwise have been allocated to such Participants.

     7.04   RIGHT OF FIRST REFUSAL.  If any Participant (or Beneficiary) who
            ----------------------
receives Employer Securities which are not publicly traded, under this Plan desires to dispose of any of his Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Employer. The Administration Committee may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities.

     In the case of an offer by a third party, the offer of the Employer is subject to all the terms and conditions set forth in Section 7.01, based on the price equal to the fair market value per share and payable in accordance with the terms of Section 7.01, unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 7.01, in which event, the selling price and terms of the offer of the third party apply. The Employer must give written notice to the offering Participant of its acceptance of the Participant's offer within fourteen (14) days after the Participant has given written notice to the Employer, or the Employer's rights under this Section 7.04 will lapse. The Employer may grant the Plan the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this Section 7.04.

     7.05   VOTING EMPLOYER SECURITIES.  The Trustee shall vote all Employer
            --------------------------
Securities held by it as part of the Plan assets unless provided otherwise hereinafter:

             (a) If any agreement entered into by the Trust provides for voting of any shares of Employer Securities pledged as security for any obligation of the Plan, then such shares of Employer Securities shall be voted in accordance with such agreement. Otherwise, the Trustee shall vote the Employer Securities pledged.

             (b) If the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Employer Securities which are allocated to the Employer Securities Account of such Participant or Beneficiary is to be voted.

             (c) If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Employer Securities which are allocated to the Employer Securities Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in applicable regulations.

             (d) If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries. The Trustee may not vote Employer Securities which a Participant or Beneficiary, pursuant to this Section, fails to exercise unless compelled to by Department of Labor rules and regulations.

             (e) For purposes of this Section 7.05, the term "registration-type class of securities" means: (i) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and
     (ii) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

     7.06   LOANS TO PURCHASE EMPLOYER SECURITIES.  The Trustee is specifically
            -------------------------------------
authorized to borrow money or to assume indebtedness for the purpose of acquiring Employer Securities, subject to the following terms and conditions which shall apply to the Exempt Loan:

             (a) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or
     (iii) to repay a prior Exempt Loan. Except as provided in this Section

     7.06, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

             (b) The interest rate of the Exempt Loan may not be more than a reasonable rate of interest.

             (c) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

             (d) The creditor may have no recourse against the Trust under the Exempt Loan except with respect to such collateral given for the Exempt Loan, contributions (other than contributions of Employer Securities) that the Employer makes to the Trust to meet its obligations under the Exempt Loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Administration Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the Exempt Loan.

             (e) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the Exempt Loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan.

             (f) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a Loan Suspense Account. In withdrawing assets from the Loan Suspense Account, the Trustee will apply the provisions of Treas. Reg. (S)(S) 54.4975-7(b)(8) and (15) as if all securities in the Loan Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the Loan Suspense Account from encumbrances. For each Plan Year during the duration of the Exempt Loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the Exempt Loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Administration Committee will allocate assets withdrawn from the Loan Suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the Exempt Loan resulting in the release of the assets. The Administration Committee consistently will make this allocation as of each Anniversary Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

          The Administration Committee may also elect at the initiation of the Exempt Loan to have the Employer Securities released from the Loan Suspense Account solely with reference to principal payments. However, if release is determined with reference to principal payments only, the following additional rules apply: (1) the Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years; (2) interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (3) the entire duration of the Exempt Loan repayment period does not exceed ten (10) years, even in the event of a renewal, extension or refinancing of the Exempt Loan.

             (g) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

             (h) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Section 7.01 and 7.04 (if applicable) as required by Treas. Reg. (S)(S) 54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, and shall not be subjected to any additional puts, calls, options, buy-sell or similar arrangements while held by or when distributed from the Plan, except to the extent provided therein.

                                 ARTICLE VIII

                      EMPLOYER ADMINISTRATIVE PROVISIONS

     8.01   INFORMATION.  The Employer shall, upon request or as may be
            -----------
specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Administration Committee and Trustee to perform their respective duties and functions under the Plan. The Employer's records as to the current information the Employer furnishes to the Administration Committee and Trustee shall be conclusive as to all persons.

     8.02   NO LIABILITY.  The Employer assumes no obligation or responsibility
            ------------
to any of the Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Administration Committee (unless the Employer is the Administration Committee), or the Plan Administrator (unless the Employer is the Plan Administrator).

     8.03   EMPLOYER ACTION.  Any action required of the Employer shall be by
            ---------------
resolution of its Board of Directors or by a person authorized to act by Board resolution.

     8.04   INDEMNITY.  The Employer agrees it will indemnify and save harmless
            ---------
the Board of Directors, individual Trustee(s), and the members of the Administration Committee, and each of them, from and against any and all loss resulting from liability to which the Board of Directors, individual Trustee(s), and the Administration Committee, or the members of the Board of Directors and Administration Committee, may be subjected by reason of any act or conduct (except willful or reckless misconduct) in their official capacities in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 8.04 shall not relieve the Board of Directors, individual Trustee(s), or any members of the Administration Committee from any liability each may have under the Act for breach of a fiduciary duty.

                                  ARTICLE IX

                           ADMINISTRATION COMMITTEE

     9.01   APPOINTMENT OF COMMITTEE.  The Employer shall appoint an
            ------------------------
Administration Committee to administer the Plan, the members of which may or may not be Participants in the Plan.

     9.02   TERM.  Each member of the Administration Committee shall serve until
            ----
his successor is appointed. Any member of the Administration Committee may be removed by the Board of Directors, with or without cause, which shall have the power to fill any vacancy which may occur. An Administration Committee member may resign upon written notice to the Employer.

     9.03   COMPENSATION.  The members of the Administration Committee shall
            ------------
serve without compensation for services as such, but the Employer shall pay all expenses, including the expenses for any bond required under Act (S) 412. To the extent such expenses are not paid by the Employer, they shall be paid by the Trustee from the Trust Fund.

     9.04   POWERS OF ADMINISTRATION COMMITTEE.  The Administration Committee
            ----------------------------------
shall have the following powers and duties, which it shall exercise under the Plan in a uniform and nondiscriminatory manner:

             (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

             (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

             (c) To determine all questions with regard to rights of Employees, Participants, and Beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit, and the Accrued Benefit of each Participant;

             (d) To enforce the terms of the Plan and the rules and regulations it adopts;

             (e) To direct the Trustee as respects the crediting and distribution of the Trust and all other matters within its discretion as provided in the Trust Agreement;

             (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

             (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

             (h) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

             (i) To prescribe procedures to be followed by distributees in obtaining benefits;

             (j) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

             (k) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

             (l) To establish a nondiscriminatory policy which the Trustee shall observe in making loans, if any, to Participants;

             (m) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect each Participant's Accrued Benefit under the Plan;

             (n) To select a secretary, who need not be a member of the Administration Committee;

             (o)  To interpret and construe the Plan;

             (p) To select the issuing company or companies from which insurance contracts, if any, shall be purchased as provided herein; and to determine the form, type, and kind of such contract;

             (q) To engage the services of an Investment Manager or Managers (as defined in Act (S) 3(38)), each of whom shall have full power and authority to manage, acquire or dispose of (or direct the Trustee with respect to such acquisition or disposition) any plan asset under its control; and

             (r) To direct the Trustee in the investment, reinvestment, and disposition of the Trust Fund as provided in the Trust Agreement.

     9.05   MANNER OF ACTION.  The decision of a majority of the members of the
            ----------------
Administration Committee appointed and qualified shall control. In case of a vacancy in the membership of the Administration Committee, the remaining members of the Administration Committee may exercise any and all of the powers, authorities, duties, and discretions conferred upon such Administration Committee pending the filling of the vacancy. The Administration Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Administration Committee shall maintain adequate records of its decisions.

     9.06   AUTHORIZED REPRESENTATIVE.  The Administration Committee may
            -------------------------
authorize any one of its members, or its secretary, to sign on its behalf any notice, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. The Administration Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

     9.07   NONDISCRIMINATION.  The Administration Committee shall administer
            -----------------
the Plan in a uniform, nondiscriminatory manner for the exclusive benefit of the Participants and their Beneficiaries.

     9.08   INTERESTED MEMBER.  No member of the Administration Committee may
            -----------------
decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one person acting alone in the capacity as the Administration Committee.

     9.09   FUNDING POLICY.  The Administration Committee shall review, not less
            --------------
often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Administration Committee shall communicate annually to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     9.10   INDIVIDUAL STATEMENT.  As soon as practicable after the Valuation
            --------------------
Date of each Plan Year but within the time prescribed by the Act and the regulations under the Act, the Administration Committee will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information the Act requires be furnished the Participant or Beneficiary. No Participant, except a member of the Administration Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

     9.11   BOOKS AND RECORDS.  The Administration Committee shall maintain, or
            -----------------
cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms, and methods of accounting shall be the responsibility of the Administration Committee.

     9.12   UNCLAIMED ACCOUNT PROCEDURE.  Neither the Trustee nor the
            ---------------------------
Administration Committee shall be obliged to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Administration Committee, by certified or registered mail addressed to his last known address of record with the Administration Committee or the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section. If the Participant or Beneficiary fails to claim his distributive share or make his whereabouts known in writing to the Administration Committee within six (6) months from the date of mailing of the notice, or before this Plan is terminated or discontinued, whichever should first occur, the Administration Committee shall direct the Trustee to segregate the Participant's unclaimed Accrued Benefit in a segregated interest bearing Account in the name of the Participant or Beneficiary. The Administration Committee shall then notify the Social Security Administration of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Administration Committee shall request the Social Security Administration to notify the Participant (or Beneficiary) in accord with the procedures it has established for this purpose. The segregated Account shall be entitled to all income it earns and shall bear all expense or loss it incurs.

                                   ARTICLE X

                     PARTICIPANT ADMINISTRATIVE PROVISIONS

     10.01  BENEFICIARY DESIGNATION.  Any Participant may from time to time
            -----------------------
designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his Accrued Benefit in the event of his death. A Participant's Beneficiary designation shall not be valid unless the Participant's spouse consents to the Beneficiary designation. A Participant's Beneficiary designation does not require spousal consent if the Participant's spouse is the Participant's designated Beneficiary, or if the Participant and his spouse were not married throughout the one-year period ending on the date of the Participant's death. The spousal consent shall be in a manner consistent with (S) 401(a)(11) and (S) 417(a)(2)(A) of the Code, shall be in writing, shall acknowledge the effect of the consent, and shall be witnessed by a notary public or the Plan Administrator (or his representative). The Administration Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Administration Committee, it effectively shall revoke all designations filed prior to that date by the same Participant.

     10.02  NO BENEFICIARY DESIGNATION.  If a Participant fails to name a
            --------------------------
Beneficiary in accordance with Section 10.01, or if the Beneficiary named by a Participant predeceases him or dies before complete distribution of the Participant's Accrued Benefit, then the Trustee shall pay the Participant's Accrued Benefit in accordance with Article VII hereof in the following order of priority:

             (a)  To the Participant's surviving spouse;

             (b) To the Participant's surviving children, including adopted children, in equal shares;

             (c)  To the Participant's surviving parents, in equal shares; or

             (d) To the legal representative of the estate of the last to die of the Participant and his Beneficiary.

     The Administration Committee shall direct the Trustee as to the method and to whom the Trustee shall make payment under this Section 10.02.

     10.03  PERSONAL DATA TO ADMINISTRATION COMMITTEE.  Each Participant and
            -----------------------------------------
Beneficiary must furnish to the Administration Committee evidence, data, or information as the Administration Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Administration Committee, provided the Administration Committee shall advise each Participant of the effect of his failure to comply with its request.

     10.04  ADDRESS FOR NOTIFICATION.  Each Participant and each Beneficiary of
            ------------------------
a deceased Participant shall file with the Administration Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Beneficiary, mailed to the last address filed with the Administration Committee, or if no such address has been filed, then to the last address indicated on the records of the Employer, shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid.

     10.05  ASSIGNMENT OR ALIENATION.  Subject to Code (S) 414(p) relating to
            ------------------------
qualified domestic relations orders, no benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Participant, prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder.

     10.06  LITIGATION AGAINST THE TRUST.  If any legal action which is filed
            ----------------------------
against the Trustee, Board of Directors, or the Administration Committee, or against any member or members of the Administration Committee or Board of Directors, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Board of Directors, Administration Committee, and any member or members of the Administration Committee or Board of Directors, all costs and fees expended by it or them by surcharging all costs and fees against the same payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges.

     10.07  INFORMATION AVAILABLE.  Any Participant in the Plan or any
            ---------------------
Beneficiary may examine copies of the summary plan description, the latest annual report, any bargaining agreement, this Plan, contracts, or any other instrument under which the Plan was established or is operated. The Administration Committee will maintain all of the items listed in this Section in its office, or in such other place or places as may be designated from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Administration Committee shall furnish him with a copy of any item listed in this Section. The Administration Committee may make a reasonable charge to the requesting person for the copy so furnished.

     10.08  BENEFICIARY'S RIGHT TO INFORMATION.  A Beneficiary's right to (and
            ----------------------------------
the Administration Committee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

     10.09  APPEAL PROCEDURE FOR DENIAL OF BENEFITS.   The Administration
            ---------------------------------------
Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan has been denied. The Administration Committee's notice to the Claimant shall set forth:

            (a)   The specific reason for the denial;

            (b) Specific references to pertinent Plan provisions on which the Administration Committee based its denial;

            (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

            (d)   A statement that the Claimant may;

                  (i) Request a review upon written application to the Administration Committee;

                  (ii)   Review pertinent Plan documents; and

                  (iii)  Submit issues and comments in writing; and

            (e) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Administration Committee within seventy-five (75) days after receipt of the Administration Committee's notice of denial of benefits. The Administration Committee's notice must further advise the Claimant that his failure to appeal the action to the Administration Committee in writing within the seventy-five (75)-day period will render the Administration Committee's determination final, binding, and conclusive.

     If the Claimant should appeal to the Administration Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Administration Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Administration Committee shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make a rendering of a decision within the sixty (60) day limit infeasible, but in no event shall the Administration Committee render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review. A written statement stating the decision on review, the specific reasons for the decision, and the specific Plan provisions on which the decision is based shall be mailed or delivered to the Claimant within such sixty
(60) (or one hundred twenty (120)) day period.

     The Administration Committee's notice of denial of benefits shall identify the name of each member of the Administration Committee and the name and address of the Administration Commit tee member to whom the Claimant may forward his appeal.

     10.10  NO RIGHTS IMPLIED.  Nothing contained in this Plan, or any
            -----------------
modification or amendment to the Plan, or in the creation of any benefit, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continue employment, or any legal or equitable right against the Employer or any officer, director, or Employee of the Employer, or its agents or employees, except as expressly provided by the Plan, or the Act.

     10.11  NOTICE OF CHANGE OF TERMS.  The Plan Administrator, within the time
            -------------------------
prescribed by the Act and the applicable regulations, shall furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

                                  ARTICLE XI

                              FIDUCIARIES' DUTIES

     11.01  NAMED FIDUCIARY.  The "Named Fiduciary" of the Plan shall consist of
            ---------------
the following:

            (a)   The Employer;

            (b)   The Administration Committee;

            (c)   The Trustee; and

            (d) Such other person or persons that are designated to carry out fiduciary responsibilities under the Plan in accordance with Section 11.03(c) hereof.

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A Named Fiduciary may employ one or more persons to render advice with regard to any responsibility such Named Fiduciary has under the Plan.

     11.02  ALLOCATION OF RESPONSIBILITIES.  The powers and responsibilities of
            ------------------------------
the Named Fiduciary are hereby allocated as indicated below:

             (a)  Employer.  The Employer shall be responsible for all functions
                  --------
     assigned or reserved to it under the Plan and Trust Agreement. Any authority assigned or reserved to the Employer under the Plan and Trust Agreement shall be exercised by resolution of the Employer's Board of Directors.

             (b)  Administration Committee.  The Administration Committee shall
                  ------------------------
     have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Administration Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

             (c)  Trustee.  The Trustee shall have the duties and
                  -------
     responsibilities set out in the Trust Agreement, subject, however, to direction by the Administration Committee as set out in the Trust Agreement.

             (d)  Allocation.  Powers and responsibilities may be allocated to
                  ----------
     other fiduciaries in accordance with Section 11.03 hereof, or as otherwise provided herein or in the Trust Agreement.

This Article is intended to allocate to each Named Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

     11.03  PROCEDURES FOR DELEGATION AND ALLOCATION OF RESPONSIBILI TIES.
            -------------------------------------------------------------
Fiduciary responsibilities may be allocated as follows:

             (a) The Administration Committee may specifically allocate responsibilities to a specified member or members of the Administration Committee.

             (b) The Administration Committee may designate a person or persons other than a Named Fiduciary to carry out fiduciary responsibilities under the Plan. This authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed fiduciaries of the Plan.

             (c) The Administration Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

             (d) If at any time there be more than one Trustee serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities pursuant to this Section shall be made by filing a written notice thereof with the Administration Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

     11.04  GENERAL FIDUCIARY STANDARDS.  Subject to Section 11.05 hereof, a
            ---------------------------
Named Fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants and their Beneficiaries,

             (a) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan; and

             (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims; and

             (c) by diversifying the investments of the Plan, other than the investment in Employer Securities, so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

             (d) in accordance with the documents and instruments governing the Plan, insofar as such documents and instruments are consistent with the provisions of Title I of the Act.

     11.05  LIABILITY AMONG CO-NAMED FIDUCIARIES.
            ------------------------------------

             (a)  General.  Except for any liability which he may have under the
                  -------
     Act, a fiduciary shall not be liable for the breach of a fiduciary duty or responsibility by another fiduciary of the Plan except in the following circumstances:

                  (i) He participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (ii) By his failure to comply with the general fiduciary standards set out in Section 11.04 hereof in the administration of his specific responsibilities which give rise to his status as a fiduciary to commit a breach; or

                  (iii) He has knowledge of a breach by such other fiduciary and he does not undertake reasonable efforts under the circumstances to remedy the breach.

             (b)  Co-Trustees.  In the event that there are two or more Trustees
                  -----------
     serving under the Trust Agreement, each should use reasonable care to prevent a Co-Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations, or duties, a Trustee to whom such responsibilities, obligations, or duties have not been allocated shall not be liable to any person by reason of this Section, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations, or duties have been allocated.

             (c)  Liability Where Allocation is in Effect.  To the extent that
                  ---------------------------------------
     fiduciary responsibilities are specifically allocated by a Named Fiduciary, or pursuant to the express terms hereof, to any person or persons, then such Named Fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Named Fiduciary violated Section 11.04 hereof: (i) with respect to such allocation or designation, (ii) with respect to the establishment or implementation of the procedure for making such an allocation or designation, (iii) in continuing the allocation or designation, or (iv) the Named Fiduciary would otherwise be liable in accordance with this Section 11.05.

             (d)  Liability of Trustee Following Administration Committee
                  -------------------------------------------------------
     Directions. No Trustee shall be liable for following instructions of the Administration Committee given pursuant to Section 11.02(b) and (c) hereof.

             (e)  No Responsibility for Employer Action.  Neither the Trustee
                  -------------------------------------
     nor the Administration Committee shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or the failure of any of the above persons to act or make any payment or contribu tion, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee or the Administration Committee be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution.

             (f)  No Duty to Inquire.  Neither the Trustee nor the
                  ------------------
     Administration Committee shall have any obligation to inquire into or be responsible for any action or failure to act on the part of others.

             (g)  Liability of Trustee Where Investment Manager Appointed.  If
                  -------------------------------------------------------
     an Investment Manager has been appointed pursuant to Section 11.03(c) hereof, then neither the Trustee nor the Administration Committee shall be liable for the acts or omissions of such Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Plan which are subject to the management of such Investment Manager.

             (h)  Successor Fiduciary.  No Named Fiduciary shall be liable with
                  -------------------
     respect to any breach of fiduciary duty if such breach was committed before he became a Named Fiduciary or after he ceased to be a Named Fiduciary.

                                  ARTICLE XII

                   DISCONTINUANCE, AMENDMENT AND TERMINATION

     12.01  DISCONTINUANCE.  The Employer shall have the right, at any time, to
            --------------
suspend or discontinue its contribution under the Plan.

     12.02  AUTHORITY TO AMEND THE PLAN.  The Employer may amend the Plan at any
            ---------------------------
time. However, it shall be impossible, at any time before the satisfaction of all liabilities hereunder, for any monies to revert to the Employer or be used for any purpose other than the exclusive benefit of the Participants and persons claiming through them.

     Provided however, that the amendment of the Plan (including any Restatement) shall not:

             (a) revise the vested Accrued Benefit of a Participant determined as of the later of the date such amendment is adopted, or the date such amendment becomes effective, if such revised vested Accrued Benefit is less than that computed under the Plan without regard to such amendment; or

             (b) revise the vesting schedule under the Plan unless each Participant having at least three (3) years or more of Service is permitted to elect within a reasonable period after the adoption of such amendment to have his vested Accrued Benefit computed under the Plan without regard to such amendment. For Plan Years beginning prior to January 1, 1989, the election described above applies only to Participants having at least five
     (5) Years of Service with the Employer. A reasonable period for purposes of this Section 12.02(b) shall be a period which begins no later than the date the Plan amendment is adopted and ends no later than the last to occur of the following:

                  (i) sixty (60) days after the day the Plan amendment is adopted;

                  (ii) sixty (60) days after the day on which the Plan amendment becomes effective; or

                  (iii) sixty (60) days after a Participant is issued written notice of the Plan amendment.

     Provided further, no amendment shall:

             (a) Authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

             (b) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer;

             (c) Increase the duties or responsibilities of the Trustee or the Administration Committee without the written consent of the affected Trustee or the affected member of the Administration Committee.

The Employer shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

     12.03  TERMINATION.  The Employer shall have the right to terminate the
            -----------
Plan at any time. The Plan shall terminate upon the first to occur of the following:

            (a)   The date terminated by action of the Board of Directors;

            (b) The date the Employer shall be judicially declared bankrupt or insolvent; or

            (c) The dissolution, merger, consolidation, or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provisions to continue the Plan, in which event the successor or purchaser shall be substituted as the Employer under this Plan.

     12.04  VESTING ON TERMINATION OR SUSPENSION.  Notwithstanding any other
            ------------------------------------
provision of the Plan to the contrary, upon the date of full or partial termination of the Plan, or, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit shall be one hundred percent (100%) Nonforfeitable. The Administration Committee shall interpret and administer this Section 12.04 in accord with the intent and scope of the regulations issued under Code (S) 411(d)(3).

     12.05  PROCEDURE ON TERMINATION.  In the event of termination of the Plan
            ------------------------
or permanent discontinuance of Employer contributions, the Employer shall, in its sole discretion, authorize any one of the following procedures:

            (a)   Continue Plan.  To continue the Plan in operation in all
                  -------------
     respects until the Trustee has distributed all benefits under the Plan, except that no further persons shall become Participants, no further Employee contributions shall be made, all Accounts shall be fully vested, and no further payments shall be made except in distribution of the Trust Fund and payment of administration expenses; or

            (b)   Liquidate Plan.  To wind up and liquidate the Plan and Trust
                  --------------
     and distribute the assets thereof after deduction of all expenses to the Participants, Former Participants, and Beneficiaries in accordance with their respective Accounts as then constituted. If the

     Employer makes no election before termination, then this subsection (b) will govern distribution of the Trust Fund.

     12.06  MERGER.  The Trustee shall not consent to, or be a party to, any
            ------
merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer.

     12.07  NOTICE OF CHANGE OF TERMS.  The Administration Committee, within the
            -------------------------
time prescribed by the Act and applicable regulations, shall furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

     12.08  INITIAL QUALIFICATION.  Notwithstanding any other provisions of this
            ---------------------
Plan, the Employer's adoption of this Plan is subject to the condition precedent that the Plan initially shall be approved and deemed qualified by the Internal Revenue Service as satisfying the requirements of (S) 401(a) of the Code and that the Trust shall be entitled to exemption under the provisions of (S) 501(a). In the event the Employer shall fail to secure such initial determination, the contributions made by the Employer together with any income received or accrued thereon less any expenses paid shall be returned to the Employer and the Plan and Trust shall terminate. No Participant or Beneficiary shall have any right or claim to the Trust Fund or to any benefit under the Plan before the Internal Revenue Service initially determines that the Plan and Trust qualify under the provisions of (S)(S) 401(a) and 501(a) of the Code.

     12.09  REVERSION OF EXCESS ACCOUNT.  Notwithstanding any provisions
            ---------------------------
contained herein to the contrary, the Employer reserves the right to recover upon the termination of the Plan and Trust Fund any amounts held in an excess account that cannot be allocated to the accounts of Participants and their Beneficiaries in the year of termination because of the limitations contained in
Article III of the Plan and (S) 415 of the Code after the satisfaction of all fixed and contingent obligations to Participants and their Beneficiaries under the Plan.

                                 ARTICLE XIII

                                   THE TRUST

     13.01  PURPOSE OF THE TRUST FUND.  A Trust Fund has been created and will
            -------------------------
be maintained for the purposes of the Plan, and the assets thereof shall be invested in accordance with the terms of the Trust Agreement. The primary purpose of the Plan is for the investment in Employer Securities. The Trustee will apply contributions to pay any outstanding obligations of the Trust incurred for the purchase of Employer Securities or they may be applied to purchase additional Employer Securities from current shareholders, treasury shares, or newly issued shares from the Company. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

     13.02  APPOINTMENT OF TRUSTEE.  Trustee(s) shall be appointed by the Board
            ----------------------
of Directors to administer the Trust Fund. The Trustee's obligations, duties, and responsibilities shall be governed solely by the terms of the Trust Agreement.

     13.03  EXCLUSIVE BENEFIT OF PARTICIPANTS.  Subject to Sections 3.04 and
            ---------------------------------
12.08 hereof, the Trust Fund will be used and applied only in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries and with respect to expenses of administration. Notwithstanding the preceding sentence, as provided in Section 12.09 hereof, the Employer reserves the right to recover any amounts held in an excess account at the termination of the Trust Fund that cannot be allocated to the accounts of Participants and their Beneficiaries in the year of termination because of the limitations contained in
Article III of the Plan and (S) 415 of the Code.

     13.04  BENEFITS SUPPORTED ONLY BY THE TRUST FUND.  Any person having any
            -----------------------------------------
claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.

                                  ARTICLE XIV

                                TOP HEAVY RULES

     14.01  MINIMUM EMPLOYER CONTRIBUTION.  If this Plan is top heavy in any
            -----------------------------
Plan Year, the Plan guarantees a minimum contribution (subject to the provisions of this Article XIV) of three percent (3%) of Compensation for each Non-Key Employee who is a Participant employed by the Employer on the Valuation Date of the Plan Year, without regard to Hours of Service completed by such Participant during the Plan Year. The Plan satisfies the guaranteed minimum contribution for the Non-Key Employee if the Non-Key Employee's contribution rate is at least equal to the minimum contribution. For purposes of this paragraph, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because his Compensation does not exceed a specified level.

     If the contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the guaranteed minimum contribution for Non-Key Employees shall equal the highest contribution rate received by a Key Employee. The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the Plan Year. For purposes of determining the minimum contribution, the Administration Committee shall consider contributions made to any plan pursuant to a salary reduction agreement or similar arrangement as Employer contributions. To determine the contribution rate, the Administration Committee shall consider all qualified top heavy defined contribution plans maintained by the Employer as a single plan.

     14.02  ADDITIONAL CONTRIBUTION.  If the contribution rate for the Plan Year
            -----------------------
with respect to a Non-Key Employee described in Section 14.01 is less then the minimum contribution, the Employer will increase its contribution for such Employee to the extent necessary so his contribution rate for the Plan Year will equal the guaranteed minimum contribution. The Administration Committee shall allocate the additional contribution to the Account of the Non-Key Employee for whom the Employer makes the contribution.

     14.03  DETERMINATION OF TOP HEAVY STATUS.  The Plan is top heavy for a Plan
            ---------------------------------
Year if the top heavy ratio as of the Determination Date exceeds sixty percent (60%). The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date, the contributions due as of the Determination Date, and distributions made within the five (5) Plan Year period ending on the Determination Date, and the denominator of which is a similar sum determined for all Employees. The Administration Committee shall calculate the top heavy ratio by disregarding the Accrued Benefit of any Non-Key Employee who was formerly a Key Employee. The Administration Committee shall calculate the top heavy ratio by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not performed any service for the Employer during the five (5) Plan Year period ending on the Determination Date. The Administration Committee shall calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code (S) 416 and the regulations under that Code section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan), this Plan is top heavy only if it is a part of the Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds sixty percent (60%). The Administration Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 14.03, taking into account all plans within the Aggregation Group. To the extent the Administration Committee must take into account distribu tions to a Participant, the Administration Committee shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Administration Committee shall calculate the present value of Accrued Benefits and the other amounts the Administration Committee must take into account under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code (S) 416 and the regulations under that Code section. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Administration Committee shall value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date. The Administration Committee shall calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     14.04  LIMITATION ON ALLOCATIONS.  If, during any Limitation Year, this
            -------------------------
Plan is top heavy, the Administration Committee shall apply the limitations of
Article III to a Participant by substituting "100%" for "125%" each place it appears in Section 3.06. This Section 14.04 shall not apply if:

             (a) The contribution rate for a Non-Key Employee who participates only in the defined contribution plan(s) would satisfy Section 14.01 if the Administration Committee substituted four percent (4%) for three percent (3%).

             (b) A Non-Key Employee who participates in the top heavy defined benefit plan(s) receives an extra minimum contribution or benefit which satisfies Code (S) 416(h)(2); and

             (c)  The top heavy ratio does not exceed ninety percent (90%).

     14.05  DEFINITIONS.  For purposes of applying the provisions of this
            -----------
Article XIV:

             (a) "Key Employee" shall mean, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four (4) Plan Years, is an officer (having annual Compensation in excess of 150% of the Code (S) 415(c)(1)(A) limitation in effect for any such Plan Years) of the Employer, one of the Employees (having annual Compensation in excess of the Code (S) 415(c)(1)(A) limitation in effect for any such Plan Years) owning the ten (10) largest interests in the Employer, a more than five percent (5%) owner of the Employer, or a more than one percent (1%) owner of the Employer who has annual Compensation of more than $150,000. The constructive ownership rules of Code (S) 318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The Administration Committee will make the determination of who is a Key Employee in accordance with Code (S) 416(i) and the regulations under that Code section.

             (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

             (c) "Compensation" shall mean the first $200,000 (or, beginning January 1, 1988, such larger amount as the Commissioner of Internal Revenue may prescribe) of Compen sation as defined in Section 3.06(c).

             (d)  "Required Aggregation Group" means:

                  (1) Each qualified plan of the Employer in which at least one (1) Key Employee participates; and

                  (2) Any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Code (S) 401(a)(4) or Code (S) 410.

             (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code (S) 401(a)(4) and Code (S) 410. The Administration Committee shall determine which plans to take into account in determining the Permissive Aggregation Group.

             (f) "Employer" shall mean all the members of a controlled group of corporations (as defined in Code (S) 414(b)), of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Code (S) 414(c)), or an affiliated service group (as defined in Code (S) 414(m)), of which the Employer is a part. However, the Administration Committee shall not aggregate ownership interests in more than one member of a related group to determine whether an individual is a Key Employee because of his ownership interest in the Employer.

             (g) "Determination Date" for any Plan Year is the Valuation Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Valuation Date of that Plan Year.

     14.06  MINIMUM VESTING.  For any Plan Year in which this Plan is top heavy,
            ---------------
the minimum vesting schedule will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of (S) 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Code (S) 416 and benefits accrued before the Plan became top heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan has initially become top heavy, and such Employee's Accrued Benefit attributable to Employer contributions and forfeitures will be determined without regard to this Section.

     The nonforfeitable interest of each Employee in his or her Accrued Benefit attributable to Employer contributions shall be determined on the basis of the following:

                20% vesting after 2 years of service
                40% vesting after 3 years of service
                60% vesting after 4 years of service
                80% vesting after 5 years of service
               100% vesting after 6 years of service

Should the Plan cease to be top heavy, the above-stated vesting schedule shall revert to that stated in Article VI subject to the conditions of Article XII and it shall be deemed that all Participants having three (3) or more years of Service shall have elected to retain the schedule stated in this Section.

     14.07  NONAPPLICATION OF THIS ARTICLE.  If the Participant is provided with
            ------------------------------
the minimum benefit required by (S) 416 of the Code which is subject to the above-stated vesting schedule in another plan of the Employer, the provisions of this Article XIV will have no application.

                                  ARTICLE XV

                                 MISCELLANEOUS

     15.01  EXECUTION OF RECEIPTS AND RELEASES.  Any payment to any Participant,
            ----------------------------------
or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administration Committee may require such a Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

     15.02  NO GUARANTEE OF INTERESTS.  Neither the Trustee, the Administration
            -------------------------
Committee, nor the Employer guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be due or may become due to any person from the Trust Fund. The liability of the Administration Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust.

     15.03  PAYMENT OF EXPENSES.  All expenses incident to the administration,
            -------------------
termination, protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, shall be paid by the Employer, except that in case of failure of the Employer to pay the expenses, they will be paid from the Trust Fund, and until paid, shall constitute a first and prior claim and lien against the Trust Fund.

     15.04  EMPLOYER RECORDS.  Records of the Employer as to an Employee's or
            ----------------
Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and compensation will be conclusive on all persons, unless determined to be incorrect.

     15.05  INTERPRETATIONS AND ADJUSTMENTS.  To the extent permitted by law, an
            -------------------------------
interpretation of the Plan and a decision of any matter within the Named Fiduciary's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     15.06  UNIFORM RULES.  In the administration of the Plan, uniform rules
            -------------
will be applied to all Participants similarly situated.

     15.07  EVIDENCE.  Evidence required of anyone under the Plan may be by
            --------
certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     15.08  SEVERABILITY.  In the event any provision of the Plan shall be held
            ------------
to be illegal or invalid for any reason, the illegal or invalid provisions of the Plan shall be fully severable and the

Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     15.09  NOTICE.  Any notice required to be given herein by the Trustee, the
            ------
Employer, or the Administration Committee, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mail, postage prepaid, in an envelope addressed to the last known address of the person to whom the notice is given.

     15.10  WAIVER OF NOTICE.  Any person entitled to notice under the Plan may
            ----------------
waive the notice.

     15.11  SUCCESSORS.  The Plan shall be binding upon all persons entitled to
            ----------
benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Administration Committee, and their successors.

     15.12  HEADINGS.  The titles and headings of Articles and Sections are
            --------
included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     15.13  GOVERNING LAW.  All questions arising with respect to the provisions
            -------------
of this Agreement shall be determined by application of the laws of the State of North Carolina except to the extent North Carolina law is preempted by Federal statute.

     Signed the _____ day of ______________, 1996, effective as of the _____ day of _______________, 1996.

                                        HOME SAVINGS, INC., SSB



                                        By: ______________________________
                                                      President

ATTEST:

____________________________
     ______ Secretary

                        EMPLOYEE STOCK OWNERSHIP TRUST

                                      OF

                            HOME SAVINGS, INC., SSB




                                 Prepared By:

             Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
                          Greensboro, North Carolina

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page #
                                                                        ------
RECITALS ....................................................................1

TITLE AND DESCRIPTIONS ......................................................2
     1.01   TITLE ...........................................................2
            -----
     1.02   TERMS DEFINED IN PLAN ...........................................2
            ---------------------
     1.03   WORD USAGE ......................................................2
            ----------

PLAN AND TRUST COMPLEMENTARY ................................................3
     2.01   COMPLEMENTARY ...................................................3
            -------------
     2.02   INTENT TO QUALIFY ...............................................3
            -----------------

CONTRIBUTIONS ...............................................................4
     3.01   CONTRIBUTIONS ...................................................4
            -------------
     3.02   COMMINGLING OF FUNDS ............................................4
            --------------------

PAYMENTS FROM TRUST FUND ....................................................5
     4.01   DISTRIBUTIONS ...................................................5
            -------------
     4.02   DIRECTION BY PLAN ADMINISTRATOR .................................5
            -------------------------------
     4.03   TRUST FUND FOR EXCLUSIVE BENEFIT OF PARTICIPANTS ................5
            ------------------------------------------------
     4.04   LIABILITY FOR PAYMENTS ..........................................5
            ----------------------
     4.05   RETURN OF EMPLOYER CONTRIBUTIONS ................................5
            --------------------------------
     4.06   PAYMENT IN THE EVENT OF DISABILITY OR INCAPACITY ................5
            ------------------------------------------------

INVESTMENT OF TRUST FUND ....................................................7
     5.01   INVESTMENTS .....................................................7
            -----------
     5.02   INVESTMENT MANAGER ..............................................7
            ------------------
     5.03   DIRECTION OF INVESTMENTS ........................................8
            ------------------------
     5.04   SEPARATE INVESTMENT ACCOUNTS ....................................9
            ----------------------------
     5.05   INVESTMENT IN POOLED FUND .......................................9
            -------------------------

POWERS OF THE TRUSTEE ......................................................10
     6.01   INVESTMENT POWERS ..............................................10
            -----------------
     6.02   ANCILLARY TRUSTEE ..............................................12
            -----------------

ADMINISTRATIVE PROVISIONS ..................................................14
     7.01   ACCOUNTS AND RECORDS ...........................................14
            --------------------
     7.02   INTENTION TO QUALIFY ...........................................14
            --------------------
     7.03   PLAN ADMINISTRATOR ACTION ......................................14
            -------------------------
     7.04   VALUATION OF TRUST .............................................14
            ------------------

     7.05   EMPLOYER ACTION ................................................15
            ---------------
     7.06   RELIANCE ON WRITTEN INSTRUMENT .................................15
            ------------------------------
     7.07   LIABILITY FOR PAYMENT OF FUNDS..................................15
            ------------------------------
     7.08   LIABILITY OF TRUSTEE ...........................................15
            --------------------
     7.09   COURT PROCEEDINGS ..............................................15
            -----------------
     7.10   PARTIES TO LITIGATION ..........................................15
            ---------------------
     7.11   THIRD PARTY ....................................................15
            -----------
     7.12   AUTHORIZATION WITH RESPECT TO TAXES ............................16
            -----------------------------------
     7.13   CONSULTATION WITH COUNSEL ......................................16
            -------------------------
     7.14   NO INTEREST IN EMPLOYER ........................................16
            -----------------------
     7.15   FEES AND EXPENSES ..............................................16
            -----------------
     7.16   BONDING OF TRUSTEE .............................................16
            ------------------
     7.17   RELATIONSHIP OF FIDUCIARIES ....................................16
            ---------------------------
     7.18   PRUDENT MAN RULE ...............................................17
            ----------------
     7.19   ALIENATION .....................................................17
            ----------
     7.20   LIMITATION ON LIABILITY - IF INVESTMENT MANAGER
            -----------------------------------------------
                 APPOINTED .................................................17
                 ---------
     7.21   INSURANCE COMPANY PROTECTED ....................................17
            ---------------------------

TRUSTEE LIABILITY ..........................................................18
     8.01   TRUSTEE LIABILITY ..............................................18
            -----------------

SUBSTITUTION OF TRUSTEE ....................................................19
     9.01   TRUSTEE ........................................................19
            -------
     9.02   RESIGNATION ....................................................19
            -----------
     9.03   REMOVAL ........................................................19
            -------
     9.04   SUCCESSION OF TRUSTEE ..........................................19
            ---------------------
     9.05   MERGER OF CORPORATE TRUSTEE ....................................19
            ---------------------------

AMENDMENT AND TERMINATION ..................................................20
     10.01  AMENDMENT ......................................................20
            ---------
     10.02  TERMINATION ....................................................20
            -----------
     10.03  SUSPENSION OF CONTRIBUTIONS ....................................20
            ---------------------------
     10.04  MERGER OR CONSOLIDATION ........................................20
            -----------------------
     10.05  REVERSION OF SUSPENSE ACCOUNT ..................................20
            -----------------------------

OTHER EMPLOYERS; SUCCESSOR EMPLOYERS .......................................21
     11.01  ADOPTION BY OTHER EMPLOYERS ....................................21
            ---------------------------
     11.02  CONTINUATION BY EMPLOYER'S SUCCESSOR ...........................21
            ------------------------------------

MISCELLANEOUS PROVISIONS ...................................................22
     12.01  CONTRIBUTIONS NOT RECOVERABLE ..................................22
            -----------------------------
     12.02  LIMITATIONS ON PARTICIPANTS' RIGHTS ............................22
            -----------------------------------
     12.03  INDEMNIFICATION OF INDIVIDUAL TRUSTEE ..........................22
            -------------------------------------
     12.04  RECEIPT OF RELEASE .............................................22
            ------------------

     12.05  ACCEPTANCE .....................................................22
            ----------
     12.06  ACCOUNTING PERIOD ..............................................22
            -----------------
     12.07  TITLE OF TRUST ASSETS ..........................................22
            ---------------------
     12.08  NOTICE .........................................................23
            ------
     12.09  HEADINGS .......................................................23
            --------
     12.10  GOVERNING LAW ..................................................23
            -------------
     12.11  EXECUTIONS AND COUNTERPARTS ....................................23
            ---------------------------

                         EMPLOYEE STOCK OWNERSHIP TRUST
                                       OF
                            HOME SAVINGS, INC., SSB



     This Agreement by and between HOME SAVINGS, INC., SSB, a North Carolina corporation (the "Employer" and sometimes referred to herein as the "Company"), and the undersigned Trustee(s) (the "Trustee").



                                   RECITALS
                                   --------

     WHEREAS, HOME SAVINGS, INC., SSB has adopted an Employee Stock Ownership Plan for the benefit of its employees;

     NOW, THEREFORE, the Employee Stock Ownership Trust of Home Savings, Inc., SSB is hereby adopted in its entirety so that it shall provide as follows:

                                   ARTICLE I

                            TITLE AND DESCRIPTIONS

     1.01    TITLE.  This Trust Agreement shall be known as the Employee
             -----
Stock Ownership Trust of Home Savings, Inc., SSB.

     1.02    TERMS DEFINED IN PLAN.  The definitions set forth in the Plan
             ---------------------
are hereby incorporated by reference.

     1.03    WORD USAGE.  Words used in the masculine shall apply to the
             ----------
feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

                                  ARTICLE II

                         PLAN AND TRUST COMPLEMENTARY

     2.01    COMPLEMENTARY.  This Trust Agreement is established effective
             -------------
as of the 1st day of January, 1996. The Trustee's rights, powers, titles, duties, responsibilities, discretions, and immunities shall be governed solely by this Trust Agreement except as specifically referenced in the provisions of the Plan.

     2.02    INTENT TO QUALIFY.  The Plan and Trust are intended to satisfy
             -----------------
the requirements of Sections 401 and 501 of the Code and the requirements of the Act, and all provisions hereof shall be construed to that result.

                                  ARTICLE III

                                 CONTRIBUTIONS

     3.01    CONTRIBUTIONS.  The Trustee shall receive all contributions
             -------------
made to it in cash or in other property acceptable to it. All contributions so received together with the income therefrom and any other increment thereon shall be held, managed, and administered by the Trustee pursuant to the terms of the Plan and Trust without distinction between principal and income. The Trustee shall be accountable to the Employer for the funds contributed to it by the Employer, but shall have no duty to administer the Plan nor to determine that the contributions received from the Employer comply with the provisions of the Plan or that the assets of the Trust are adequate to provide any benefit payable pursuant to the Plan. The Trustee shall not be obligated to collect any contributions from the Employer, nor be obligated to see that funds deposited with it are deposited according to the provisions of the Plan.

     3.02    COMMINGLING OF FUNDS.  Unless otherwise directed by the Plan
             --------------------
Administrator, the Trustee shall hold, invest, and administer the Trust assets as a single fund without identification of any part of the Trust assets to the Employer or to any Participant or group of Participants or their Beneficiaries.

                                  ARTICLE IV

                           PAYMENTS FROM TRUST FUND

     4.01    DISTRIBUTIONS.  Payments shall be made from the Trust Fund by
             -------------
the Trustee to such persons, in such manner, at such times, and in such amounts as the Plan Administrator shall from time to time direct in writing, provided, however, the Trustee may withhold compliance with the Plan Administrator's direction to the extent that, and so long as, the Trustee shall deem such withholding necessary to insure payment of the Trustee's expenses or to protect the Trustee against liability for taxes or any other liability.

     4.02    DIRECTION BY PLAN ADMINISTRATOR.  The Trustee shall not be
             -------------------------------
liable for any distribution made or acts done by it pursuant to written directions of the Plan Administrator. The Trustee shall not be obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee shall be accountable only to the Plan Administrator for any payment or distribution made by it on the order or direction of the Plan Administrator.

     4.03    TRUST FUND FOR EXCLUSIVE BENEFIT OF PARTICIPANTS.  Subject to
             ------------------------------------------------
Section 4.05 hereof, it shall be impossible, at any time, for any part of the Trust Fund, other than such part as is required to pay taxes and administration expenses, to revert to the Employer, or to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants, Former Participants, or their Beneficiaries prior to the satisfaction of all liabilities under the Plan. The term "liability" as used herein includes both fixed and contingent obligations owed to the Participants and their Beneficiaries. It shall be impossible for the Employer to recover any portion of the Trust Fund other than such amounts, if any, as may remain in the Trust Fund because of erroneous actuarial calculations, after the satisfaction of all fixed and contingent obligations to Participants and their Beneficiaries under the Plan.

     4.04    LIABILITY FOR PAYMENTS.  The liability of the Trustee to make
             ----------------------
payments from the Trust Fund is limited to the available assets of the Trust.

     4.05    RETURN OF EMPLOYER CONTRIBUTIONS.  Notwithstanding any
             --------------------------------
provisions herein to the contrary, upon the Employer's request, a contribution which was made upon a mistake of fact, conditioned upon qualification of the Plan, or upon deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer within one year after payment of the contribution, denial of the qualification, or disallowance of the deduction (to the extent disallowed), as the case may be.

     4.06    PAYMENT IN THE EVENT OF DISABILITY OR INCAPACITY.  If any
             ------------------------------------------------
person entitled to benefits hereunder (the "Payee") shall be under a legal disability, or, in the sole judgment of the Plan Administrator, shall be unable to apply such payment in furtherance of his own interest and advantage, payments hereunder may be made in any one or more of the following ways as directed by the Plan Administrator:

             (a)  To the Payee directly;

             (b)  To the guardian of his person or his estate;

             (c)  To a relative of the Payee, to be expended for his benefit; or

             (d) To the custodian of the Payee under any Uniform Gifts (or Transfers) to Minors Act.

The Trustee shall not be obligated to determine whether any Payee is a minor or is so incapacitated, but may rely on the Plan Administrator's directions as to payment of benefits. The Plan Administrator's determination of minority or incapacity of the Payee shall be final. Any payment made by the Trustee pursuant to the powers herein conferred shall operate as a complete discharge of all obligations of the Trustee and the Plan Administrator, to the extent of the distributions so made.

                                   ARTICLE V

                           INVESTMENT OF TRUST FUND

     5.01    INVESTMENTS.  The Trust Fund, except such estimated amounts as
             -----------
in the opinion of the Trustee are required by current payments and expenses, shall be invested and reinvested by the Trustee without distinction between principal and income in Employer Securities unless specifically provided to the contrary. It is specifically acknowledged that the purpose of this Trust is to invest in Employer Securities as provided in the Act. Subject to the provisions of this Article V and Article VI hereof, the Trustee is authorized to invest and reinvest the Trust Fund in such bonds, notes, debentures, mortgages, interest-bearing accounts and certificates (including those maintained by the Trustee, if the Trustee is a bank), investment trust certificates, preferred or common stock, real estate, savings and loan accounts, interest in oil, gas and minerals, Insurance Contracts, with or without cash surrender value, or in such other property, real, personal or mixed, either within or without the state of North Carolina, without being limited by any statute or rule of law regarding investments by trustees. The Trustee may invest in any common collective trust fund or pooled investment fund (which could constitute a permissible investment with respect to the Plan) maintained by any bank (including itself, if the Trustee is a bank) in North Carolina or in any other state of the United States. The Trustee may hold any portion of the Trust Fund in cash for a reasonable period pending investment or payment of expenses or benefits. The Trustee shall have the further right, to the extent permissible under applicable law and the Plan, to (a) purchase, sell, exchange, and retain preferred or common stocks or other marketable obligations, consisting of bonds, debentures, notes, certificates, or other evidences of indebtedness, issued by an Employer or by an Affiliate and (b) acquire and hold parcels or real property (and related personal property) which is leased, or is to be leased, to an Employer or to an Affiliate. For the purposes of this Section, an Affiliate shall mean any corporation which is an Affiliate (within the meaning of Section 407(d)(7) of the Act) of any Employer.

     5.02    INVESTMENT MANAGER.  The Plan Administrator is given the power
             ------------------
to appoint one or more Investment Managers (herein so called) to exercise full investment management authority with respect to all or a portion of the assets of the Trust Fund and to authorize payment of the fees and expenses of such Investment Manager from the assets of the Trust Fund. In the event the Plan Administrator exercises this right, the Plan Administrator shall certify to the Trustee and such Investment Manager the scope of the duties and responsibilities of the Investment Manager. Such Investment Manager shall be either (a) registered as an investment adviser under the Invest ment Advisers Act of 1940,
(b) a bank, as defined in the Investment Advisers Act of 1940, or (c) an insurance company qualified to manage, acquire or dispose of plan assets under the laws of more than one state. Upon its appointment, the Investment Manager shall certify and acknowledge in writing to the Plan Administrator and the Trustee that he is a fiduciary with respect to the Plan and Trust, and that he has assumed the duties and responsibilities conferred upon him by the Plan Administrator. The duties, responsibilities, and authority of any such Investment Manager may be revoked or modified by the Plan Administrator at any time by written notice to such Investment Manager and to the Trustee. Any Investment Manager duly appointed and authorized by the Plan

Administrator, shall, during the period of his appointment, possess fully and absolutely those powers, rights, and duties of the Trustee (to the extent delegated by the Plan Administrator and to the extent permissible under the terms of this Trust Agreement) with respect to the investment or reinvestment of that portion of the plan assets over which such Investment Manager has investment management authority. During any period of time when such Investment Manager is so appointed and serving, and with respect to those assets of the Trust Fund over which such Investment Manager exercises investment management authority, the Trustee's responsibility shall be limited to holding such assets as a custodian, providing accounting services, disbursing benefits as authorized, and executing such investment instructions only as directed by such Investment Manager. The Trustee shall not be responsible for any acts or omissions of such Investment Manager. Any certificates or other instrument duly signed by such Investment Manager (or the authorized representative of such Investment Manager), purporting to evidence any instruction, direction or order of such Investment Manager with respect to the investment of those assets of the Plan over which the Investment Manager has investment management authority shall be accepted by the Trustee as conclusive proof thereof. The Trustee shall also be fully protected in acting in good faith upon any notice, instruction, direction, order, certification, opinion, letter, telegram, or other document believed by the Trustee to be genuine and to be by such Investment Manager (or the authorized representative of such Investment Manager). The Trustee shall not be liable for any action taken or omitted by such Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of such Investment Manager.

     5.03    DIRECTION OF INVESTMENTS.  Notwithstanding any provision contained
             ------------------------
herein to the contrary, the Plan Administrator shall have the right and power at any time and from time to time (but shall not be obliged) to direct the Trustee in writing to purchase, sell, lease, retain, or otherwise act for the Trustee in regard to any property, real, personal, or mixed, tangible or intangible and the Trustee shall comply with and carry out such directions without being liable or responsible in any way for any losses or unfavorable results resulting from its compliance with such directions; provided that:

             (a) So long as, and to the extent that, the Plan Administrator fails to deliver directions to the Trustee under this Section, the Trustee shall manage, control, invest, and reinvest the Trust Fund under the powers granted in Article VI hereof with the same force and effect as if this Section were not a part of this Agreement.

             (b) No person dealing with the Trustee shall be required to determine whether any sale or purchase by the Trustee has been authorized or directed by the Plan Administrator, but each person shall be fully protected in dealing with the Trustee in the same manner as if this Section were not a part of this Agreement; and

             (c) The Plan Administrator shall not direct the Trustee to invest in the stocks, bonds, notes, debentures, or other obligations of an Employer or any of its subsidiaries, whether domestic or foreign, nor direct the purchase of any such investment or any other property from, or sell to, an Employer or any of its subsidiaries without first obtaining a prior ruling from the Internal Revenue Service that such purchase or sale would not adversely affect the qualified status of this Trust under Section 401(a) of the Code. The Trustee, in its sole discretion, may refuse to comply with any direction of the Plan Administrator which the Trustee deems to be improper or contrary to the provisions of the Plan or any applicable Federal or state statutes.

     5.04    SEPARATE INVESTMENT ACCOUNTS.  The Plan Administrator may direct
             ----------------------------
the Trustee to maintain separate Investment Accounts (herein so called) for each Participant and Beneficiary. The Administration Committee may direct the Trustee as to the investment of each separate Investment Account and the Trustee shall be fully protected with respect to any investment so made. If separate Investment Accounts are established, as of the Valuation Date for each Limitation Year, the Trustee shall allocate and credit the net income (or net loss) of each Participant's segregated Investment Account solely to such Investment Account.

     5.05    INVESTMENT IN POOLED FUND.  If a bank is acting as Trustee, the
             -------------------------
Plan Administrator may specifically authorize the Trustee to invest all or any portion of the assets comprising the Trust Fund in any collective investment trust which at the time of the investment provides for the pooling of the assets of plans described in Section 401(a) of the Code. This authorization applies solely to a collective investment trust the Trustee maintains and only if the Trustee has received a determination letter from the Internal Revenue Service to the effect the collective investment trust is exempt from Federal income tax. The provisions of the collective investment trust agreement, as amended by the Trustee from time to time, are by this reference incorporated within the Plan and this Trust. The provisions of the collective investment trust shall govern any investment of Plan assets in that trust.

                                  ARTICLE VI

                             POWERS OF THE TRUSTEE

     6.01    INVESTMENT POWERS.  Subject to the provisions of Article VIII,
             -----------------
the Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights, and duties:

             (a)  Property Transactions.  To sell, exchange, convey, transfer,
                  ---------------------
     or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

             (b)  Operation and Lease.  To retain, manage, operate, repair, and
                  -------------------
     improve and to mortgage or lease for any period and on such terms as the Trustee shall deem proper any real estate or personal property held by the Trustee, including power to demolish any buildings or other improvements in whole or in part; to erect buildings or other improvements; to make leases that may extend beyond the term of the Trust; and to foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens.

             (c)  Vote.  To vote in person or by proxy, with or without power of
                  ----
     substitution, any stocks, bonds, or other securities held in Trust.

             (d)  Stock Rights.  To exercise any options appurtenant to any
                  ------------
     stocks, bonds, or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds, or other securities and to make any and all necessary payments thereof; to join in, dissent from, or oppose the reorganization, recapitalization, consolidation, sale, or merger of corporations or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise and to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale, or merger and thereafter to hold the same.

             (e)  Bank Trustee:  Transaction by Trustee with Itself.  If the
                  -------------------------------------------------
     Trustee is a bank, to contract or otherwise enter into transactions between itself as Trustee and as a bank, between itself as Trustee and the Employer, its subsidiaries and affiliates or any of them, or between itself as Trustee and any other institution for which it then, theretofore, or thereafter may be acting as Trustee, subject to the provisions of the Act.

             (f)  Borrow.  To borrow money from any source in such amounts and
                  ------
     upon such terms and for such purposes as the Trustee may determine and in connection therewith to execute promissory notes, mortgages, or other obligations and to pledge or mortgage any Trust assets as security.

             (g) Cash.  To retain in cash so much of the Trust Fund as it may
                 ----
     deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account without liability for the highest rate of interest available, including, if a bank is acting as Trustee, specified authority to invest in deposits of the Trustee.

             (h)  Investments.  To invest and reinvest all or any part of the
                  -----------
     Trust Fund in bonds, debentures, mortgages, notes, common or preferred stocks, with or without par value, real estate, and such other property as the Trustee deems proper.

             (i)  Mineral Investments.  To purchase, convey, lease, and
                  -------------------
     otherwise deal with oil, gas and other minerals, mineral rights, and royalties; to operate and develop oil, gas, and other mineral properties and interest, including, but not limited to, the power to make and release oil, gas, and mineral leases and subleases; to make mineral deeds and royalty transfers; to create, reserve and dispose of overriding royalties, oil payments, gas payments, and any other interests; to execute division orders and transfer orders; to enter into development and drilling contracts, operating agreements and utilization agreements; and to make agreements for present or future pooling of any and all interests in oil, gas and other minerals.

             (j)  Agents.  To employ and compensate accountants, attorneys,
                  ------
     brokers, attorneys-in-fact, attorneys-at-law, tax specialists, appraisers, and other advisers and agents deemed by the Trustee necessary or appropriate for the proper administration of the Trust created hereunder.

             (k) Nominee.  To hold securities or other property in the name of
                 -------
     the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship.

             (l) Documents.  To make, execute and deliver any and all contracts,
                 ---------
     deeds, leases, waivers, releases, guaranties, pledges, conveyances, powers of attorney, or other instruments necessary or proper for the accomplishment of any of the powers herein granted.

             (m)  Litigation.  To begin, maintain, or defend any litigation
                  ----------
     necessary in connection with the administration of the Plan, except that the Trustee shall not be obliged or required to do so unless indemnified to its satisfaction.

             (n)  Compromise Claims.  To compromise, arbitrate, contest, or
                  -----------------
     abandon any claims or demands.

             (o)  Taxes.  To file all tax returns required of the Trustee and
                  -----
     pay any estate, inheritance, income, or other tax, charge or assessment attributable to any benefit payable under the Plan required of the Trustee; to defer making payment of any tax, charge, or assessment if it is indemnified to its satisfaction in the premises; and to require before making any payment a release or other document from any lawful taxing authority.

             (p)  Retention of Funds.  To retain any funds or property subject
                  ------------------
     to any dispute, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

             (q)  Common Funds.  To invest in undivided interests, in common
                  ------------
     with any other trust, or trusts, however created, or any other individual, or individuals, including invest ments in so-called "common funds", or in partnerships or joint ventures, operated or created by any person, trust, or corporation.

             (r)  Loans.  To invest in loans to a Participant in accord with the
                  -----
     loan policy established by the Plan Administrator, provided any loan is adequately secured, bears a reasonable rate of interest, provides for repayment within a specified time, and otherwise conforms to the Participant loan exemption provided by the Code.

             (s)  General Authorization.  To exercise all the further rights,
                  ---------------------
     powers, options, and privileges granted, provided for, or vested in trustees generally under applicable Federal and North Carolina laws, as amended from time to time, it being intended that, except as herein otherwise provided, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto.

Notwithstanding anything in the Plan or Trust to the contrary, the Trustee shall not be required by any fiduciary to engage in any action, nor make any investment which constitutes a prohibited transaction or is otherwise contrary to the provisions of Sections 406, 407, 408, and 2003 of the Act, or which is otherwise contrary to law or the terms of the Plan or Trust.

     6.02    ANCILLARY TRUSTEE.  Whenever and as often as the Trustee deems such
             -----------------
action desirable, it may by written instrument appoint any person or corporation in any State of the United States to act as "Ancillary Trustee" with respect to any portion of the Trust Fund then held or about to be acquired on behalf of the Trust. Each such Ancillary Trustee shall have such rights, powers, duties, and discretions as are delegated to it by the Trustee, but shall exercise the same subject to limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment.

     The Ancillary Trustee may resign or may be removed by the Trustee as to all or any portion of the assets so held at any time or from time to time by written instrument delivered one to the other, and the Trustee may thereupon appoint another Ancillary Trustee as successor to whom such assets shall be transferred, or may itself receive such assets in termination of the Ancillary Trusteeship to that extent. Each Ancillary Trustee shall be accountable solely to the Trustee. The

Trustee may pay the Ancillary Trustee reasonable compensation and may absolve it from any requirement that it post bond or other security.

                                  ARTICLE VII

                           ADMINISTRATIVE PROVISIONS

     7.01    ACCOUNTS AND RECORDS.  The Trustee shall maintain accurate records
             --------------------
and accounts of all transactions hereunder, which shall be available at all reasonable times for inspection or audit by any person or persons designated by the Plan Administrator. If the Plan Administrator so directs, the Trustee shall submit to the Plan Administrator such interim valuations, reports, or other information as the Plan Administrator may reasonably require. Within ninety (90) days following (a) the close of each Plan Year or (b) the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Plan Administrator a written account setting forth all transactions effected by it subsequent to the end of the period for the last previous report and account, in such form and detail as the Plan Administrator may request. The approval of any such report and account by the Plan Administrator shall be a full acquittance and discharge by the Plan Administrator of the Trustee with respect to the matters therein set forth. Nothing herein contained, however, shall be deemed to preclude the Trustee from its right to have its accounts judicially settled by a court of competent jurisdiction, in which event only the Trustee and the Employer shall be necessary parties.

     7.02    INTENTION TO QUALIFY.  It is intended that this Trust and Plan
             --------------------
constitute a qualified trust under Section 401(a) of the Code and that this Trust constitutes a tax-exempt trust under Section 501 of the Code, and until advised to the contrary in writing, the Trustee may assume that the Trust is so qualified and is entitled to the exemption from Federal income taxes provided for in said sections. In the event the Trustee at any time believes such exemption to be uncertain, the Trustee may take such steps and withhold such payments as it deems necessary to protect itself.

     7.03    PLAN ADMINISTRATOR ACTION.  The Employer shall promptly notify the
             -------------------------
Trustee of the name of the Plan Administrator as of the date of this Agreement and of any subsequent changes in the Plan Administrator. In the absence of any notification of changes, the Trustee may assume that the Plan Administrator is the same as last reported by the Employer to the Trustee. The Plan Administrator shall furnish the Trustee with all the necessary factual information required by it to perform its duties as Trustee hereunder, including a specimen signature of the Plan Administrator. The Trustee shall not be required to verify the facts so furnished by the Plan Administrator. The Trustee, in following the directions of the Plan Administrator, is authorized to act upon the written instructions of the Plan Administrator and shall not be liable for its acts with respect to payments from the Trust Fund when following such instructions or directions, or for failure to act in the absence of such instructions or directions.

     7.04    VALUATION OF TRUST.  The Trustee shall value the Trust Fund as of
             ------------------
the end of the Plan Year to determine the fair market value of its assets. The Trustee shall value the Trust Fund on such other date(s) as may be necessary for the purpose of the Plan and Trust.

     7.05    EMPLOYER ACTION.  Any action by an Employer hereunder, pursuant to
             ---------------
the Plan, shall be evidenced by a certified copy of a resolution of its Board of Directors, or by written instrument executed by any person authorized by the Board of Directors to take such action, and the Trustee shall be fully protected in acting in accordance with such written instrument or resolution delivered to it.

     7.06    RELIANCE ON WRITTEN INSTRUMENT.  The Trustee shall be fully
             ------------------------------
protected in acting upon any instrument, certificate, resolution, instruction, direction, order, opinion, letter, telegram, or other document believed by it to be genuine, and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

     7.07    LIABILITY FOR PAYMENT OF FUNDS.  The Trustee shall not be liable
             ------------------------------
for its action in making payment or delivery of any cash or other property to any person at the direction of the Plan Administrator and, in the event of litigation, the Trustee shall not be liable for declining to make delivery thereof until final adjudication shall be made in a court of competent jurisdiction by agreement of the parties. The Trustee, at its discretion, may bring any action in the nature of an interpleader, but shall not be obligated to do so.

     7.08    LIABILITY OF TRUSTEE.  The Trustee shall not be liable for any
             --------------------
action taken or omitted upon direction of the Plan Administrator or the Employer. If at any given time the Plan Administrator or the Employer should fail to give directions or instructions to the Trustee as provided in this Agreement, the Trustee shall act or refrain from acting without such directions or instructions and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in carrying out the purposes of this Agreement, without liability to the Plan Administrator or the Employer therefor.

     7.09    COURT PROCEEDINGS.  The Trustee may institute, maintain, or defend
             -----------------
any litigation necessary in connection with the administration of the Trust Fund, provided, the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonably anticipate by reason thereof. All costs and expenses of litigation for which the Trustee would be liable shall be paid by the Employer, or if not paid by the Employer, from the Trust Fund.

     7.10    PARTIES TO LITIGATION.  Except as otherwise provided by the Act,
             ---------------------
only the Employer, the Plan Administrator, and the Trustee shall be necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant or Beneficiary shall be entitled to any notice of process unless required by the Act. Any final judgment entered in any proceeding shall be binding upon the Employer, the Plan Administrator, the Trustee, Participants, and Beneficiaries.

     7.11    THIRD PARTY.  No person dealing with the Trustee shall be obligated
             -----------
to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the

Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request, or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and shall not be liable to any person whomever in so doing. The certificate of the Trustee that it is acting in accordance with the Plan shall be conclusive in favor of the person relying on the certificate.

     7.12    AUTHORIZATION WITH RESPECT TO TAXES.  The Trustee may pay out of
             -----------------------------------
the Trust Fund all real and personal property taxes, income taxes, and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund, or against the Trustee by reason of its office. The Trustee is further authorized, but not required, to withhold from distribu tions to any payee such sum as the Trustee may reasonably estimate as necessary to cover Federal and states taxes for which the Trustee may be liable, which are, or may be, assessed with regard to the amount distributable to such payee. Prior to making any payment or distribution hereunder, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee as the Trustee shall reasonably deem necessary for its protection.

     7.13    CONSULTATION WITH COUNSEL.  Trustee may consult with legal counsel,
             -------------------------
who may be counsel for the Employer, if appropriate, with respect to any of its rights, duties, or obligations hereunder.

     7.14    NO INTEREST IN EMPLOYER.  Neither the creation of this Trust nor
             -----------------------
anything contained in this Agreement shall be construed as giving any person entitled to benefits hereunder or other employee of the Employer any equity or other interest in the assets, business, or affairs of the Employer.

     7.15    FEES AND EXPENSES.  The Trustee shall be reimbursed for all of its
             -----------------
expenses and shall be paid such reasonable fees as may be agreed upon from time to time by the Employer and the Trustee. Such fees and compensation shall be paid from the Trust Fund if not paid by the Employer; provided, however, that any person who already receives full-time pay from the Employer shall not receive any fees for his services as Trustee.

     7.16    BONDING OF TRUSTEE.  The Trustee shall not be required to furnish
             ------------------
any bond or security for the performance of its powers and duties hereunder, unless, irrespective of this provision, the Trustee is required to do so by state or Federal statute or regulation.

     7.17    RELATIONSHIP OF FIDUCIARIES.  It is the intent of all fiduciaries
             ---------------------------
under the Plan and Trust that each fiduciary shall be solely responsible for its own acts or omissions. Except to the extent imposed by the Act or the Code, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibilities imposed upon such other fiduciary by the Act or by any regulations or rulings issued thereunder. No fiduciary shall have any liability for a breach of fiduciary responsibility of another fiduciary with respect to the Plan and this Trust unless he participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities which give rise to his status as a fiduciary, has enabled such other fiduciary to commit a breach of the latter's fiduciary responsibilities.

     7.18    PRUDENT MAN RULE.  The Trustee, the Plan Administrator, and all
             ----------------
other Fiduciaries with respect to the Plan and Trust are required to discharge their duties solely in the interests of Participants and Beneficiaries and for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administration with the care, skill, prudence, and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims by diversifying the investments so as to minimize the risks of large losses unless under the circumstances it is clearly prudent not to do so, and in accordance with the Plan, this Trust Agreement, the rules and directions of the Plan Administrator and the provisions of the Act.

     7.19    ALIENATION.  Except as otherwise provided in the Plan, the
             ----------
benefits, proceeds, payments, or claims of any Participant or Beneficiary payable from the Trust assets shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for support of a spouse or former spouse. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy, or otherwise dispose of or execute upon any right or benefit payable hereunder shall be void. The Trust assets shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any Participant entitled to benefits hereunder and such benefits shall not be considered an asset of the Participant in the event of his insolvency or bankruptcy.

     7.20    LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED.  The
             ---------------------------------------------------------
Trustee shall not be liable for the acts or omissions of any Investment Manager or Managers the Plan Administrator may appoint, nor shall the Trustee be under any obligation to invest or otherwise manage any assets of the Plan which is subject to the management of a properly appointed Investment Manager.

     7.21    INSURANCE COMPANY PROTECTED.  No insurance company shall be under
             ---------------------------
any duty to inquire into the terms of this Trust Agreement or see to the application of any proceeds of insurance paid to the Trustee pursuant to any policy of insurance payable to this Trust. The receipt of the Trustee for any such payment shall be a full and complete acquittance to the insurance company making payment.

                                 ARTICLE VIII

                               TRUSTEE LIABILITY

     8.01    TRUSTEE LIABILITY.  Notwithstanding any provision in this Trust
             -----------------
Agreement to the contrary, the Trustee shall be subject to the standards of conduct, and shall have the powers and immunities set out in Article VI of the Plan.

                                  ARTICLE IX

                            SUBSTITUTION OF TRUSTEE

     9.01    TRUSTEE.  There shall be one or more individual Trustees or one
             -------
corporate Trustee, or any combination thereof, as determined from time to time by the Company. Each Trustee shall serve until a successor Trustee shall be named by the Company or until such Trustee's resignation, death, incapacity, or removal, in which event the Company shall name a successor Trustee. The word "Trustee" as used herein, shall include the original and any successor Trustee or Trustees, whether corporate or individual.

     9.02    RESIGNATION.  Any Trustee may resign at any time upon giving sixty
             -----------
(60) days' written notice in advance to the Company and to the Plan Administrator unless such notice shall be waived.

     9.03    REMOVAL.  The Company, by giving thirty (30) days' written notice
             -------
notice in advance to the Trustee, may remove any Trustee with or without cause.

     9.04    SUCCESSION OF TRUSTEE.  Each successor Trustee shall succeed to
             ---------------------
the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Plan Administrator without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, shall execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee shall have and enjoy all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. No successor Trustee shall be personally liable for any act or failure to act of any predecessor Trustee.

     9.05    MERGER OF CORPORATE TRUSTEE.  If any corporate Trustee should,
             ---------------------------
before or after qualification, change its name, become consolidated or merged with another corporation or otherwise should reorganize, any resulting corporation which succeeds to the fiduciary business of such corporate Trustee shall become a Trustee hereunder in lieu of such corporate Trustee.

                                   ARTICLE X

                           AMENDMENT AND TERMINATION

     10.01   AMENDMENT.  The Company shall have the right at any time by an
             ---------
instrument in writing to amend the Trust in any manner provided no amendment shall:

             (a) Authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

             (b) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer.

             (c) Increase the duties or responsibilities of the Trustee without the written consent of the affected Trustee.

     10.02   TERMINATION.  This Trust may be terminated at any time by the
             -----------
Company by delivery to the Trustee of a copy of the resolution of the Board of Directors specifying such termina tion. In the event of termination of the Trust, the Trustee shall distribute all property then constituting the Trust Fund, less any amounts constituting charges against the Trust Fund, in such manner and at such times as may be directed by the Plan Administrator. This Trust shall automatically terminate when no cash or other property remains in the Trust.

     10.03   SUSPENSION OF CONTRIBUTIONS.  Nothing in this Agreement shall be
             ---------------------------
construed to prevent the Employer from suspending contributions to the Trust for any period whatsoever or permanently. Such a suspension, whether temporary or permanent, shall not, of itself, terminate the Trust.

     10.04   MERGER OR CONSOLIDATION.  The Plan and this Trust shall not be
             -----------------------
merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant in the Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such Participants, respectively, would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had been terminated). Where the foregoing requirements are satisfied the Plan and this Trust may be merged or consolidated with another qualified plan and trust.

     10.05   REVERSION OF SUSPENSE ACCOUNT.  Notwithstanding any provisions
             -----------------------------
contained herein to the contrary, the Employer reserves the right upon termination of the Plan and trust to recover any amounts held in a Suspense Account that cannot be allocated to the accounts of Participants and their Beneficiaries in the year of termination because of the limitations contained in
Article III of the Plan and Section 415 of the Code after the satisfaction of all fixed and contingent obligations to Participants and their Beneficiaries under the Plan.

                                  ARTICLE XI

                     OTHER EMPLOYERS; SUCCESSOR EMPLOYERS

     11.01   ADOPTION BY OTHER EMPLOYERS.  Pursuant to the Plan, any business
             ---------------------------
entity, which is eligible to and does in fact adopt the Plan, may pursuant to resolutions of its board of directors, adopt this Trust by written instrument, duly executed, acknowledged, and delivered to the Trustee, the Plan Administrator, and the Board of Directors of the Company.

     11.02   CONTINUATION BY EMPLOYER'S SUCCESSOR.  Any corporation succeeding
             ------------------------------------
to the interest of an Employer by sale, transfer, consolidation, merger, or bankruptcy, may elect to continue this Trust by adopting this Trust Agreement and assuming the duties and responsibilities of the Plan and Trust, or such corporation may establish a separate plan and trust for the continuation of benefits for its employees in which event the Trust Fund, held on behalf of the Employees or the prior Employer, shall (subject to Section 10.04 hereof) be transferred to the trustee of the new trust.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     12.01   CONTRIBUTIONS NOT RECOVERABLE.  Except where contributions are
             -----------------------------
required to be returned to the Employer by the provisions of the Plan as permitted or required by the Act or by the Code, no part of the principal or income of this Trust shall be used for, or diverted to, purposes other than the exclusive benefit of Participants or Beneficiaries.

     12.02   LIMITATIONS ON PARTICIPANTS' RIGHTS.  Participation in this
             -----------------------------------
Trust shall not give the Employee the right to be retained as an Employee of the Employer or any right or interest in this Trust other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either against this Trust, except to the extent provided herein, or against the Employer. All benefits payable hereunder shall be provided solely from the assets of the Trust.

     12.03   INDEMNIFICATION OF INDIVIDUAL TRUSTEE.  The Employer hereby
             -------------------------------------
agrees to indemnify and hold harmless any individual Trustee for any claim, suit, judgment, or liability arising from the performance of the Trustee hereunder and as otherwise required by the Plan, so long as such claim, suit, judgment, or liability does not result from the willful or reckless misconduct of the individual Trustee. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement or by the Plan on the part of the Employer.

     12.04   RECEIPT OF RELEASE.  Any payment to any Participant or
             ------------------
Beneficiary in accordance with the provisions of this Trust shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Plan Administrator, and the Employer and the Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     12.05   ACCEPTANCE.  The Trustee accepts the Trust created under the
             ----------
Plan and agrees to perform the obligations imposed therein.

     12.06   ACCOUNTING PERIOD.  This Trust shall adopt for accounting
             -----------------
purposes the fiscal year beginning January 1 of each year and ending on the last day of December.

     12.07   TITLE OF TRUST ASSETS.  The legal and equitable title and ownership
             ---------------------
of all assets at any time constituting a part of the Trust Fund shall be and remain with the Trustee and neither the Employer nor any Participant shall ever have legal or equitable estate therein, save and except that a Participant shall be entitled to receive distributions as and when lawfully made under the terms of the Plan and this Trust.

     12.08   NOTICE.  Any notices required to be given herein by the Trustee
             ------
shall be deemed delivered when placed in the United States mails, postage prepaid, in an envelope addressed to the last known address of the person to whom the notice is given.

     12.09   HEADINGS.  The titles and headings of Articles and Sections are
             --------
included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     12.10   GOVERNING LAW.  All questions arising with respect to the
             -------------
provisions of this Agreement shall be determined by application of the laws of the State of North Carolina except to the extent North Carolina law is superseded by Federal statute.

     12.11   EXECUTIONS AND COUNTERPARTS.  This Agreement may be executed in a
             ---------------------------
number of counterparts, each of which shall be deemed an original.

     IT WITNESS WHEREOF, this Agreement has been executed this the _____ day of ___________________, 1996, effective as of the _____ day of ___________________,
1996.

                             A S  E M P L O Y E R
                             --------------------

                                       HOME SAVINGS, INC., SSB


                                       By: _____________________________________
                                               President
ATTEST:
_____________________________
    ___________  Secretary

(Corporate Seal)

                              A S  T R U S T E E
                              ------------------


                                            ______________________________(SEAL)


                                            ______________________________(SEAL)


                                            ______________________________(SEAL)


                                            ______________________________(SEAL)